SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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STATE FARM MUTUAL FUND TRUST

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STATE FARM MUTUAL FUND TRUST

February 23, 2015

Dear Shareholder:

A special meeting of shareholders of the State Farm Mutual Fund Trust (the “Trust,” with each series thereof, a “Fund,” and collectively, the “Funds”) will be held June 12, 2015, at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois (the “Meeting”) to vote on three proposals. Shareholders of each Fund are entitled to vote on the first proposal, to elect the Trust’s Board of Trustees. Shareholders of the State Farm LifePath 2020 Fund, the State Farm LifePath 2030 Fund and the State Farm LifePath 2040 Fund (each, an “Affected Fund”) are entitled to vote on the second and third proposals, to approve a manager of managers structure for their respective Affected Fund, and to approve a new sub-advisory agreement for each Affected Fund.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT EACH OF THE THREE PROPOSALS ARE IN THE BEST INTERESTS OF THE TRUST AND EACH AFFECTED FUND, AS APPLICABLE, AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Paul J. Smith
Trustee, Senior Vice President and Treasurer
State Farm Mutual Fund Trust

IMPORTANT INFORMATION FOR STATE FARM MUTUAL FUND
TRUST SHAREHOLDERS

At a special shareholder meeting on June 12, 2015, you will be asked to approve certain proposals. Although we recommend that you carefully read the proxy statement that describes the proposals in detail, we have prepared the following “Questions & Answers” for your convenience.

The Board of Trustees (the “Board”) of State Farm Mutual Fund Trust (the “Trust”) has unanimously determined that the proposals are in the best interests of the Trust and each affected series of the Trust (each, a “Fund,” and together, the “Funds”) and urges you to vote in favor of each proposal.

Q.	WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?
A.	The Trust’s Board called a special shareholder meeting for June 12, 2015 (the “Meeting”), at which shareholders will be asked to vote on three different proposals.
Q.	WHY SHOULD A SHAREHOLDER VOTE? WHAT HAPPENS IF HE OR SHE DOESN’T VOTE?
A.	A vote is an opportunity for a shareholder to decide how the Trust is managed. A proxy that is not voted will not be counted as either for or against the proposals.
Q.	HOW DOES A SHAREHOLDER VOTE?
A.	You may vote by mailing your completed proxy card in the enclosed postage paid envelope, by using the Internet or you may vote by phone (see enclosed instructions for Internet or phone voting). You also may vote in person at the Meeting.
Q.	WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH IMPLEMENTING THE PROPOSALS?
A.	No. However, the costs associated with the Meeting, which State Farm Investment Management Corp. (the “Manager”), the Trust’s investment adviser, has estimated will total $1,051,015, will be borne by the Funds. Therefore, the costs will have the effect of lowering the net asset value of each Fund. These costs are estimated to be approximately $0.00259 per share for the State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund (each, an “Affected Fund,” and together, the “Affected Funds”), and $.00058 per share for each other Fund.
Q.	WHAT ARE THE THREE PROPOSALS TO BE ADDRESSED AT THE MEETING?
A.	1.	Electing trustees to the Board of Trustees.
	2.	Approving manager of manager’s authority for each Affected Fund. With manager of managers authority, the Manager, with the Board’s approval, can hire or change investment sub-advisers for an Affected Fund without seeking approval from that Fund’s shareholders.
	3.	Approving a sub-advisory agreement between the Trust, the Manager and Blackrock Fund Advisers (“BFA”) for the Affected Funds. If shareholders approve this proposal, the Affected Funds will each be sub-advised by BFA.

Proposal 1 – Electing a Board of Trustees for the Trust

Q.	WHO CURRENTLY SERVES ON THE BOARD?
A.	The current members of the Board are Anita M. Nagler, Diane L. Wallace, Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Alan R. Latshaw, Paul J. Smith and Michael L. Tipsord.
Q.	WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS ELECT A NEW BOARD?
A.	Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders immediately upon selection of the last Board member. Two-thirds of the current members of the Board satisfy that requirement. By asking shareholders to elect a new Board, the Board hopes to increase the percentage of Board members elected by shareholders to 100%.
Q.	WHAT ARE THE ROLES OF THE BOARD AND THE MANAGER?
A.	The Board is responsible for managing the Trust’s business and affairs, including approving service providers to the Trust, such as the Trust’s investment adviser, distributor and transfer agent. The Manager is responsible for providing an investment program for each Fund and implementing that program. The Manager also acts as the Trust’s transfer agent and maintains shareholder records and accounts.

Proposal 2 – Approving Manager of Managers Authority for the Affected Funds

Q.	WHAT IS AN INVESTMENT SUB-ADVISER?
A.	An investment sub-adviser is a company that is under the supervision of both a mutual fund’s board and investment adviser and provides investment management services to a fund for a fee. Investment management services include selecting the portfolio securities that a fund will purchase and sell, and taking steps to implement those recommendations.
Q.	WHAT IS MANAGER OF MANAGERS AUTHORITY?
A.	Under the Trust’s current structure, the Manager serves as the investment adviser for each Fund. Manager of managers authority would allow the Manager, with the Board’s approval, to change an Affected Fund’s sub-adviser(s) without holding a shareholder meeting. If a Fund has not granted manager of managers authority to the Manager and the Manager believes that it should hire a different sub-adviser, the Manager will make a recommendation to the Board, and if accepted, the Board will seek shareholder approval by convening a shareholder meeting to seek approval of the sub-adviser. Currently, manager of managers authority is available with respect to 11 of the Trust’s Funds – the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Retirement Fund and LifePath 2050 Fund. The Manager has hired an investment sub-adviser to manage the assets of six of those Funds. With manager of managers authority, the Manager monitors the performance of each sub-adviser and recommends to the Board whether the sub-advisory agreement should be continued, modified or terminated.

Q.	WHY IS THIS PROPOSAL BEING RECOMMENDED?
A.	Proposal 2 is designed to provide the Board with increased flexibility and eliminate the expense to a Fund of holding shareholder meetings whenever the Board and the Manager seek to hire or replace a sub-adviser. Therefore it would help the Affected Funds operate more efficiently by affording additional flexibility to the Manager to oversee, hire and replace investment sub-advisers and reduce costs to these Funds in connection with the possible replacement of an Affected Fund’s investment sub-adviser.

Proposal 3 – Approving a sub-advisory agreement between the Trust, the Manager and BFA for the Affected Funds

Q.	WHY IS THE BOARD ASKING SHAREHOLDERS TO APPROVE BFA AS SUB-ADVISER TO THE AFFECTED FUNDS?
A.	The Manager has advised the Board that it believes that BFA can provide satisfactory, long-term investment results for the Affected Funds and their shareholders.
Q:	WILL BFA SERVE AS THE SUB-ADVISER TO THE LIFEPATH RETIREMENT FUND AND THE LIFEPATH 2050 FUND IF BFA IS APPROVED AS THE SUB-ADVISER FOR THE AFFECTED FUNDS?
A:	Yes. Shareholders of the LifePath Retirement Fund and the LifePath 2050 Fund previously authorized manager of managers authority, so shareholders of the LifePath Retirement Fund and the LifePath 2050 Fund are not required to vote on the appointment of BFA as sub-adviser to these Funds. If shareholders of the Affected Funds fail to approve BFA, then the Manager has recommended to the Board that BFA not serve as the sub-adviser to the LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund (each, a “LifePath Fund,” and together, the “LifePath Funds”). In other words, the Manager believes that BFA should only serve as the sub-adviser to the LifePath Funds if BFA is able to serve as the sub-adviser to all of such Funds.

Q:	HOW WILL APPOINTING BFA AS SUB-ADVISER TO THE AFFECTED FUNDS IMPACT MY INVESTMENT IN THE FUNDS?
A:	The Manager and Board believe that BFA’s investment philosophy and process will be similar to that currently employed by the Affected Funds. The Manager also believes that under BFA’s management, the Affected Funds will exhibit similar risk/return characteristics as those Funds have previously experienced, although there can be no guarantees. Furthermore, it is projected that shareholders of the LifePath Funds, which include the Affected Funds, will pay reduced operational expenses as a result of adoption of Proposal 3. The projected savings for each LifePath Fund is reflected in the chart below:

State Farm
	LifePath	State Farm	State Farm	State Farm	State Farm
	Retirement	LifePath	LifePath	LifePath	LifePath
	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Anticipated	0.23%	0.22%	0.20%	0.18%	0.18%
reduction in
total annual
operating
expenses

Q.	HOW WILL APPROVAL OF PROPOSAL 3 IMPACT THE OPERATION OF THE LIFEPATH FUNDS?
A.	The LifePath Funds currently are organized as “feeder” funds in a “master-feeder arrangement.” In a master-feeder arrangement, each LifePath Fund seeks to satisfy its investment objective by investing all of its assets in a master mutual fund with a substantially similar investment objective. The master-feeder structure is different from the traditional mutual fund structure in which a fund directly owns portfolio securities as a strategy for achieving the fund’s investment objective. If shareholders of the Affected Funds approve Proposal 3, the LifePath Funds will discontinue being structured in a master-feeder arrangement and will be structured as funds directly owning portfolio securities as a strategy for achieving the fund’s investment objective.

STATE FARM MUTUAL FUND TRUST
One State Farm Plaza, Bloomington, Illinois 61710
Telephone 800-447-0740
Notice of Special Meeting of Shareholders
June 12, 2015

To shareholders of State Farm Mutual Fund Trust:

A special meeting of shareholders of State Farm Mutual Fund Trust (the “Trust”) will be held at One State Farm Plaza, Bloomington, Illinois, on June 12, 2015, at 8:00 a.m., Central time (the “Meeting”). The Meeting will be held for the following purposes:

1.	To elect trustee nominees as Trustees to a Board of Trustees of the Trust;
2.	To authorize a “manager of managers” structure for each of the State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund (each, an “Affected Fund,” and together, the “Affected Funds”).
3.	For the Affected Funds to consider an amendment to the existing sub-advisory agreement between the Trust, State Farm Investment Management Corp. and BlackRock Fund Advisors (“BFA”) appointing BFA as the sub-adviser to the Affected Funds of the Trust; and
4.	To transact any other business that properly comes before the meeting.

As a shareholder of record of the Trust at the close of business on February 12, 2015, you have the right to vote your shares for one or more of the proposals to be addressed at the Meeting. To assist you in voting your shares, we have attached to this Notice a Proxy Statement describing the matters to be voted upon at the Meeting or any adjournment(s) thereof.

The Internet Web site address where these proxy materials are available is [ ].

Mark Mikel
Secretary
State Farm Mutual Fund Trust
February 23, 2015

STATE FARM MUTUAL FUND TRUST
Proxy Statement
for a Special Meeting of Shareholders
to be held on June 12, 2015

Introduction

SUMMARY OF PROPOSALS

This proxy statement explains the items you will be asked to vote on at the special meeting of the shareholders of State Farm Mutual Fund Trust (the “Trust”) to be held at 8:00 a.m., Central time, on June 12, 2015, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”). This proxy statement was first mailed to shareholders on or about February 23, 2015. This proxy solicitation is made by the Trust’s Board of Trustees (the “Board”). Each of the Trust’s fifteen separate investment portfolios are referred to in this proxy statement as a “Fund,” or collectively as the “Funds.”

At the Meeting, shareholders are being asked to vote on three Proposals – (1) shareholders of Funds will be asked to elect a Board of Trustees; (2) shareholders of the State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund and the State Farm LifePath 2040 Fund (each, an “Affected Fund,” and together the “Affected Funds”) will be asked to authorize a “manager of managers” structure; and (3) shareholders of the Affected Funds will be asked to approve an amendment to the existing sub-advisory agreement between the Trust, State Farm Investment Management Corp. (the “Manager”) and BlackRock Fund Advisors (“BFA”) appointing BFA as the investment sub-adviser to such Funds. Each of these proposals is discussed thoroughly in this proxy statement.

With respect to the Proposal to appoint BFA as investment sub-adviser to the Affected Funds (Proposal 3), this proxy statement is intended to jointly serve as an information statement for shareholders of the State Farm LifePath Retirement Fund and the State Farm LifePath 2050 Fund. Whenever the Board appoints a sub-adviser to a Fund that is subject to manager of managers authority, an information statement is required to be sent to shareholders of that Fund pursuant to the terms of an exemptive order issued to the Manager and to the Trust by the U.S. Securities and Exchange Commission. The Board Is Not Asking Shareholders of the State Farm LifePath Retirement Fund and the State Farm LifePath 2050 Fund for a Proxy with Respect to Proposal 3, and the Shareholders of These Two Funds Are Requested Not to Send a Proxy with Respect to Proposal 3.

We urge you to read this proxy statement carefully.

Fund
		Small Cap		S&P 500®	Small Cap
	Equity	Equity	International	Index	Index	International
Proposal	Fund	Fund	Equity Fund	Fund	Fund	Index Fund
1. Elect trustees	Voting	Voting	Voting	Voting	Voting	Voting
to the Board	combined	combined	combined	combined	combined	combined
of Trustees of	with the	with the	with the	with the	with the	with the
the Trust	other	other	other	other	other	other
	fourteen	fourteen	fourteen	fourteen	fourteen	fourteen
	Funds	Funds	Funds	Funds	Funds	Funds

2. Adopt	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This
manager of	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not
managers	being	being	being	being	being	being
structure	asked to	asked to	asked to	asked to	asked to	asked to
	vote on this	vote on this	vote on this	vote on this	vote on this	vote on this
	proposal.	proposal.	proposal.	proposal.	proposal.	proposal.

3. Approve an	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This
amendment	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not
to the sub-	being	being	being	being	being	being
advisory	asked to	asked to	asked to	asked to	asked to	asked to
agreement	vote on this	vote on this	vote on this	vote on this	vote on this	vote on this
with BFA	proposal.	proposal.	proposal.	proposal.	proposal.	proposal.

Fund
	Equity		Tax	Money	LifePath®	LifePath
	and Bond	Bond	Advantaged	Market	Retirement	2020®
Proposal	Fund	Fund	Bond Fund	Fund	Fund	Fund
1. Elect trustees to the Board of	Voting	Voting	Voting	Voting	Voting	Voting
Trustees of the Trust	combined	combined	combined	combined	combined	combined
	with the	with the	with the	with the	with the	with the
	other	other	other	other	other	other
	fourteen	fourteen	fourteen	fourteen	fourteen	fourteen
	Funds	Funds	Funds	Funds	Funds	Funds

2. Adopt manager of managers	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This	Voting
structure	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not	combined
	being	being	being	being	being	at Fund
	asked to	asked to	asked to	asked to	asked to	level
	vote on this	vote on this	vote on this	vote on this	vote on this
	proposal.	proposal.	proposal.	proposal.	proposal.

3. Approve an amendment to the sub-	N/A. This	N/A. This	N/A. This	N/A. This	N/A. This	Voting
advisory agreement with BFA	Fund is not	Fund is not	Fund is not	Fund is not	Fund is not	combined
	being	being	being	being	being	at Fund
	asked to	asked to	asked to	asked to	asked to	level
	vote on this	vote on this	vote on this	vote on this	vote on this
	proposal.	proposal.	proposal.	proposal.	proposal.

Fund
	LifePath	LifePath	LifePath
	2030®	2040®	2050®
Proposal	Fund	Fund	Fund
1. Elect trustees to the Board of Trustees of the Trust	Voting	Voting	Voting
	combined	combined	combined
	with the	with the	with the
	other	other	other
	fourteen	fourteen	fourteen
	Funds	Funds	Funds

2. Adopt manager of managers structure	Voting	Voting	N/A. This
	combined	combined	Fund is not
	at Fund	at Fund	being
	level	level	asked to
vote on this
proposal.

3. Approve an amendment to the sub-advisory agreement with	Voting	Voting	N/A. This
BFA	combined	combined	Fund is not
	at Fund	at Fund	being
	level	level	asked to
vote on this
proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL THE PROPOSALS.

PROPOSAL 1

Election of Trustees to the Board of Trustees of the Trust

Introduction. Shareholders are being asked to elect each of the following nine nominees as trustees of the Board of Trustees of the Trust (the “Board”): Anita M. Nagler, Diane L. Wallace, Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Alan R. Latshaw, Paul J. Smith and Joe R. Monk, Jr. Each of these nine nominees has agreed to be named as a nominee. If elected, each of the nominees has agreed to serve as a trustee of the Trust. Trustees elected at the Meeting will serve as trustees of the Trust until the next meeting of shareholders called for the purpose of electing trustees when their successors are elected and qualified, or until each sooner dies, resigns, becomes incapacitated or is removed by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by vote of two-thirds of the trustees then in office. If the Trust’s shareholders elect the nine nominees as trustees of the Trust, the terms of those persons’ service as trustees of the Trust will begin as soon as the person is elected at the Meeting. Except for Mr. Monk, each of the other eight nominees currently serves as a trustee on the Board of the Trust.

Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders immediately upon the filling of a vacancy to the Board. By asking shareholders to elect a new Board, the Board hopes to increase the percentage of Board members elected by shareholders to 100%, thereby providing the Board with maximum flexibility to appoint additional or replacement trustees, if necessary, in the future.

All of the nominees (except Mr. Monk) currently serve as trustees of the Trust. At a meeting held on December 12, 2014, the Board of the Trust nominated each trustee nominee for election to the Board. The following tables provide information about the nominees standing for election as trustees, as well as about the officers of the Trust.

Management Information – State Farm Mutual Fund Trust

If elected, each nominee (except Messrs. Monk and Smith) would not be considered an “interested person” (as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Trustee”). Information about the Independent Trustee nominees, their current term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the State Farm family of mutual funds, which includes the Trust, State Farm Variable Product Trust and State Farm Associates’ Funds Trust (collectively, the “Fund Complex”), they currently oversee and other directorships, if any, they hold is set forth below:

Independent Trustee Nominees

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
Thomas M. Mengler	Trustee	Began service in	PRESIDENT (since 6/2012) – St.	28	None
One State Farm Plaza		2000 and serves	Mary’s University; DEAN and
Bloomington, Illinois		until successor is	PROFESSOR OF LAW (before
61710		elected or	6/2012) – University of St.
Age 61		appointed.	Thomas School of Law;
TRUSTEE – State Farm Variable
Product Trust, State Farm
Associates’ Funds Trust.
James A. Shirk	Trustee	Began service in	DIRECTOR and PRESIDENT –	28	None
One State Farm Plaza		2000 and serves	Beer Nuts, Inc. (manufacturer of
Bloomington, Illinois		until successor is	snack foods);
61710		elected or	PRESIDENT/OWNER – Tiehack
Age 70		appointed.	Development Company (land
developer); TRUSTEE – State
Farm Variable Product Trust,
State Farm Associates’ Funds
Trust.
Victor J. Boschini	Trustee	Began service in	CHANCELLOR – Texas Christian	28	None
One State Farm Plaza		2000 and serves	University; TRUSTEE – State
Bloomington, Illinois		until successor is	Farm Variable Product Trust,
61710		elected or	State Farm Associates’ Funds
Age 58		appointed.	Trust.
David L. Vance	Trustee	Began service in	EXECUTIVE DIRECTOR (since	28	None
One State Farm Plaza		2000 and serves	8/2012) – Center for Talent
Bloomington, Illinois		until successor is	Reporting, Inc. (nonprofit
61710		elected or	dedicated to improving the
Age 62		appointed.	management of human capital);
PRESIDENT/OWNER (since
7/2010) – Poudre River Press
LLC (book publisher);
CONSULTANT/
PRESIDENT/OWNER – Manage
Learning LLC (consults with
organizations on learning
strategy, governance,
measurement, and evaluation);
ADJUNCT FACULTY (since
2/2010) – Bellevue University
and University of Southern
Mississippi; TRUSTEE – State
Farm Variable Product Trust,
State Farm Associates’ Funds
Trust.
Alan R. Latshaw	Trustee	Began service in	RETIRED; TRUSTEE – State	28	TRUSTEE -
One State Farm Plaza		2005 and serves	Farm Variable Product Trust,		MainStay Funds
Bloomington, Illinois		until successor is	State Farm Associates’ Funds		(82 portfolios)
61710		elected or	Trust.
Age 63		appointed.
Anita M. Nagler	Trustee	Began service in	DIRECTOR – Baron Capital	28	None
One State Farm Plaza		2006 and serves	Group, Inc. (investment adviser
Bloomington, Illinois		until successor is	and distributor of mutual funds);
61710		elected or	PRIVATE INVESTOR;
Age 58		appointed.	TRUSTEE – State Farm
Variable Product Trust, State
Farm Associates’ Funds Trust.
Diane L. Wallace	Trustee	Began service in	RETIRED; TRUSTEE – State	28	None
One State Farm Plaza		2013 and serves	Farm Variable Product Trust,
Bloomington, Illinois		until successor is	State Farm Associates’ Funds
61710		elected or	Trust.
Age 56		appointed.

Interested Trustees and Officers

If elected, Messrs. Monk and Smith would be “interested persons” (as defined by the 1940 Act) (each, an “Interested Trustee”) of the Trust because each currently is (i) an officer of the Trust, (ii) a director of the Manager, (iii) a director of State Farm VP Management Corp. (“Management Corp.”), the Trust’s distributor, (iv) an officer of the Manager, and (v) an officer of Management Corp.

Information about the Interested Trustee nominees, and the executive officers of the Trust, their term of office and length of time served (including, for the Interested Trustee nominee who does not currently serve as a Trustee of the Trust), the length of time served should he be elected by shareholders, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee nominees (including, for the Interested Trustee nominee who does not currently serve as trustees of the Trust, the number of portfolios he will oversee should he be elected by shareholders) and the other directorships, if any, held by the Interested Trustee nominees, are shown below.

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
Paul J. Smith	Trustee,	Began service as	CHIEF FINANCIAL OFFICER	28	None
One State Farm Plaza	Senior Vice	Trustee in 2015	(since 12/2010), TREASURER,
Bloomington, Illinois	President	and serves until	SENIOR VICE PRESIDENT
61710	and	successor is	(3/2007 – 1/2013) and
Age 51	Treasurer	elected or	EXECUTIVE VICE PRESIDENT
		appointed. Began	(since 1/2013) – State Farm
		service in June	Mutual Automobile Insurance
		2011 as Senior	Company; DIRECTOR (since
		Vice President	3/2011) and SENIOR VICE
		and in December	PRESIDENT – State Farm
		2012 as Treasurer	Investment Management Corp.,
		and serves until	State Farm VP Management
		removed.	Corp.; SENIOR VICE
PRESIDENT (since 6/2011) and
TREASURER (since 12/2012) –
State Farm Variable Product
Trust, State Farm Associates
Funds Trust.
Joe R. Monk Jr.	Senior Vice	Began service as	SENIOR VICE PRESIDENT,		None
One State Farm Plaza	President	Senior Vice	CHIEF ADMINISTRATIVE
Bloomington, Illinois		President in March	OFFICER (since 4/2010) and
61710		2011 and serves	OPERATIONS VICE
Age 51		until removed.	PRESIDENT (6/2008 – 4/2010) -
State Farm Life Insurance
Company; SENIOR VICE
PRESIDENT – MUTUAL FUNDS
(SINCE 1/2011), VICE
PRESIDENT – HEALTH (since
4/2010) and OPERATIONS
VICE PRESIDENT – HEALTH
(6/2008 - 4/2010) – State Farm
Mutual Automobile Insurance
Company; SENIOR VICE
PRESIDENT and DIRECTOR
(since 7/2010) – State Farm
Investment Management Corp.,
State Farm VP Management
Corp.; SENIOR VICE
PRESIDENT (since 3/2011) –
State Farm Variable Product
Trust, State Farm Associates’
Funds Trust.

Information about other Trust officers

Length of
	Position(s)	Time Served
	Held with	and Term of	Principal Occupation(s)
Name, Address, and Age	Fund	Office	During the Past 5 years
Michael L. Tipsord	President and	Began service in .	PRESIDENT (since 1/2015),
One State Farm Plaza	Current Trustee	2012 and serves	VICE CHAIRMAN, CHIEF
Bloomington, Illinois		until removed	OPERATING OFFICER (since
61710			12/2010), CHIEF FINANCIAL
Age 55			OFFICER (before 12/2010) and
DIRECTOR – State Farm Mutual
Automobile Insurance Company;
DIRECTOR, SENIOR VICE
PRESIDENT and TREASURER
– State Farm Investment
Management Corp., State Farm
VP Management Corp.;
TRUSTEE, SENIOR VICE
PRESIDENT and TREASURER
(before 12/2012) and
PRESIDENT (since 12/2012) -
State Farm Variable Product
Trust, State Farm Associates’
Funds Trust.
Mark D. Mikel	Vice President and	Began service	ASSISTANT VICE
Three State Farm Plaza	Secretary	in December	PRESIDENT – MUTUAL
Bloomington, Illinois		2012 and	FUNDS (since 12/2012) and
61791		serves until	MUTUAL FUNDS DIRECTOR
Age 44		removed.	(before 12/2012) – State Farm
Mutual Automobile Insurance
Company; VICE PRESIDENT –
FINANCIAL AND SECRETARY
(since 3/2013) and ASSISTANT
SECRETARY-TREASURER
(12/2007 – 3/2013) – State
Farm Investment Management
Corp., State Farm VP
Management Corp.; VICE
PRESIDENT AND
SECRETARY (since 12/2012) –
State Farm Variable Product
Trust, State Farm Associates’
Funds Trust.
David R. Grizzle	Chief Compliance	Began service	CHIEF COMPLIANCE
Three State Farm Plaza	Officer and Assistant	as Assistant	OFFICER and ASSISTANT
Bloomington, Illinois	Secretary -	Secretary-	SECRETARY-TREASURER –
61791	Treasurer	Treasurer in	State Farm Variable Product
Age 55		2001 and as	Trust, State Farm Associates’
		Chief	Funds Trust; CHIEF
		Compliance	COMPLIANCE OFFICER and
		Officer in 2006	ASSISTANT SECRETARY-
		and serves	TREASURER – State Farm
		until removed.	Investment Management Corp.;
ASSISTANT SECRETARY-
TREASURER – State Farm VP
Management Corp.
Joseph P. Young	Vice President	Began service	VICE PRESIDENT – FIXED
One State Farm Plaza		in December	INCOME (since 12/2011),
Bloomington, Illinois		2011 and	ASSISTANT VICE
61710		serves until	PRESIDENT – FIXED INCOME
Age 51		removed.	(6/2011 – 12/2011) – State
Farm Mutual Automobile
Insurance Company; VICE
PRESIDENT – FIXED INCOME
(3/1998 – 5/2011) – Nationwide
Insurance; VICE PRESIDENT
(since 3/2012) – State Farm
Investment Management Corp.;
VICE PRESIDENT (since
12/2011) – State Farm Variable
Product Trust, State Farm
Associates’ Funds Trust.
Dick Paul	Vice President	Began service	VICE PRESIDENT –
One State Farm Plaza		in March 2012	LIFE/HEALTH/MUTUAL
Bloomington, Illinois		and serves	FUNDS (since 1/2012) and
61710		until removed.	OPERATIONS VICE
Age 55			PRESIDENT – LIFE/HEALTH
(5/2009 – 2/2012), – State
Farm Mutual Automobile
Insurance Company; VICE
PRESIDENT (since 3/2012) –
State Farm Investment
Management Corp., State Farm
VP Management Corp., State
Farm Variable Product Trust
and State Farm Associates’
Funds Trust.

What purpose does the Board serve and how many times during the Trust’s most recent fiscal year did the Board meet? The Board is responsible for managing the business and affairs of the Trust. During the Trust’s fiscal year ending December 31, 2014, the Board met five times, and each incumbent trustee attended at least 75% of the regular meetings of the Board.

Beneficial Ownership. The following table shows certain information regarding the beneficial ownership of shares of each Fund as of December 31, 2014 by each trustee nominee and by all trustees, nominees and executive officers of the Trust as a group:

			Percentage of
			Outstanding
Name	Fund	No. of Shares	Shares Held
James A. Shirk (Independent	Small/Mid Cap Equity	33,193.631	*
Trustee)	Fund – Class A
David L. Vance (Independent	Small/Mid Cap Equity	4,461.9850	*
Trustee)	Fund – Legacy A
David L. Vance (Independent	Equity Fund – Legacy A	6,448.1600	*
Trustee)
Diane L. Wallace	S&P 500 Index Fund –	4,672.9660	*
(Independent Trustee)	Class A
Victor J. Bochini	None	None	N/A
(Independent Trustee)

Anita M. Nagler	None	None	N/A
(Independent Trustee)
Thomas M. Mengler	None	None	N/A
(Independent Trustee)
Alan R. Latshaw	None	None	N/A
(Independent Trustee)
Paul J. Smith (Interested	LifePath 2040 Fund –	2,501.4200	*
Trustee)	Legacy A
Joe R. Monk, Jr. (Nominee	Small/Mid Cap Equity	457.4180	*
for Interested Trustee)	Fund – Legacy A
Joe R. Monk, Jr. (Nominee	International Equity Fund	443.7100	*
for Interested Trustee)	– Legacy A
Joe R. Monk, Jr. (Nominee	International Index Fund	7,519.2940	*
for Interested Trustee)	– Class A
Michael L. Tipsord	Small/Mid Cap Equity	251,049.7490	2.95%
(Interested Trustee who is	Fund – Legacy A
not seeking re-election)
Michael L. Tipsord	International Equity Fund	187,826.6110	4.3%
(Interested Trustee who is	– Legacy A
not seeking re-election)
Trustees, Nominees and	Small/Mid Cap Equity	33,193.631	*
Executive Officers as a group	Fund – Class A
Trustees, Nominees and	Small/Mid Cap Equity	257,179.3400	3.03%
Executive Officers as a group	Fund – Legacy A
Trustees, Nominees and	Equity Fund – Legacy A	6,448.1600	*
Executive Officers as a group
Trustees, Nominees and	S&P 500 Index Fund –	4,672.9660	*
Executive Officers as a group	Class A
Trustees, Nominees and	LifePath 2040 Fund –	2,501.4200	*
Executive Officers as a group	Legacy A

Trustees, Nominees and	International Equity Fund	188,270.3210	4.31%
Executive Officers as a group	– Legacy A
Trustees, Nominees and	International Index Fund	7,519.2940	*
Executive Officers as a group	– Class A
Trustees, Nominees and	LifePath 2040 Fund –	114.3150	*
Executive Officers as a group	Institutional Shares
Trustees, Nominees and	LifePath 2040 Fund –	258.6290	*
Executive Officers as a group	Class A
____________________

* Less than 1% of the class of shares owned.

		(3)
		Amount of	(4)
		beneficial	Percent
(1)	(2)	ownership	of
Title of Class of Shares	Name and address of beneficial owner	(Shares)	class
Small/Mid Cap	State Farm Auto Company—1	1,896,238.2310	22%
Equity Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
International	State Farm Auto Company—1	1,844,426.6780	42%
Equity Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
Small Cap Index	State Farm Auto Company—1	2,075,447.6730	16%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
International Index	State Farm Auto Company—1	1,878,963.1520	23%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
Equity and Bond	State Farm Auto Company—1	1,398,835.5920	14%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
Tax Advantaged	State Farm Auto Company—1	2,748,086.0250	37%
Bond Fund—	State Farm Plaza, Bloomington, IL
Legacy Class A	61710-0001
Tax Advantaged	Melton Kwong Living Trust—6 Del	470,987.9500	6%
Bond Fund—	Rey Ct, San Carlos, CA 94070-
Legacy Class A	1907
Small/Mid Cap	State Farm Auto Company—1	677,649.0100	60%
Equity Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001
International	State Farm Auto Company—1	837,018.3650	87%
Equity Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001

Small Cap Index	State Farm Auto Company—1	1,201,581.1900	66%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001
International Index	State Farm Auto Company—1	977,823.4280	77%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001
Equity and Bond	State Farm Auto Company—1	1,522,368.1110	68%
Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001
Tax Advantaged	State Farm Auto Company—1	36,954.2110	57%
Bond Fund—	State Farm Plaza, Bloomington, IL
Legacy Class B	61710-0001
Money Market	Obinna C. Akubukwe—16538 W.	209,893.5200	18%
Fund—	Central Street, Surprise, AZ 85388-
Legacy Class B	1183
Equity Fund—	State Farm Mutual Fund Trust—1	18,571,956.330	77%
Institutional Class	State Farm Plaza, Bloomington, IL
	61701-0001
Small/Mid Cap	State Farm Auto Company—1	265,176.1520	6%
Equity Fund—	State Farm Plaza, Bloomington, IL
Institutional Class	61710-0001
Bond Fund—	State Farm Mutual Fund Trust—1	10,339,690.465	54%
Institutional Class	State Farm Plaza, Bloomington, IL
	61701-0001
Bond Fund—	State Farm Mutual Fund Trust—1	3,648,734.245	19%
Institutional Class	State Farm Plaza, Bloomington, IL
	61701-0001
International	State Farm Auto Company—1	339,326.5880	19%
Equity—	State Farm Plaza, Bloomington, IL
Institutional Class	61710-0001
International Index	State Farm Auto Company—1	329,005.4380	8%
Fund—	State Farm Plaza, Bloomington, IL
Institutional Class	61710-0001
Equity Fund—	Mark Eller—124 Aspenwood Drive,	16,821.449	7%
Class R-1	East Amherst, NY 14051-1738
Equity Fund—	Back to Action—PO BOX 532127,	14,296.458	5%
Class R-1	Herlingen, TX 78553-2127
Equity Fund—	Winkler Medical Practice I—1521 S	33,897.604	14%
Class R-1	Delanare, Springfield, MO 65804
Small/Mid Cap	State Farm Auto Company—1	113,765.6430	38%
Equity Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001
International	Stephen Moore – 31849 Star Rd	14,271.338	6%
Equity Fund Class	Rock Falls, IL 61071-9462
R-1
International	State Farm Auto Company—1	120,192.3080	53%
Equity Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001
S & P 500 Index	Integra Trading & Consulting—	24,715.326	5%
Fund—	2040 Harbor Island Drive, San
Class R-1	Diego, CA 92101-1047
Small Cap Index	State Farm Auto Company—1	82,440.2310	36%
Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001

International Index	State Farm Auto Company—1	110,253.5830	40%
Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001
Equity and Bond	State Farm Auto Company—1	109,529.0250	40%
Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001
Equity and Bond	Primus Solutions—10332 Main	15,378.680	5%
Fund—	Street 325, Fairfax, VA 22030-2410
Class R-1
Equity and Bond	J Briggs—2099 Shrider Rd,	32,663.485	12%
Fund—	Colorado Springs, CO 80920-3506
Class R-1
Bond Fund—	State Farm Auto Company—1	94,250.7070	30%
Class R-1	State Farm Plaza, Bloomington, IL
	61710-0001
Bond Fund—	A-Action Janitorial Services—6607	17,310.370	5%
Class R-1	Tribble Street, Lithonia, GA 30058-
	4607
LifePath	B Foschino & Son Landscape Inc 4	29,158.572	5%
Retirement Fund –	27 Brook Street, Norwood, NJ
Class R-1	07648-1513
LifePath 2050	State Farm Auto Company—1	100,000.0000	20%
Fund—	State Farm Plaza, Bloomington, IL
Class R-1	61710-0001
LifePath 2050	BWS—12310 Cleburne Hwy,	24,977.927	5%
Fund—	Cresson, TX 76035-3118
Class R-1
Small/Mid Cap	State Farm Auto Company—1	881,057.2690	11%
Equity Fund—	State Farm Plaza, Bloomington, IL
Class A	61710-0001
International	State Farm Auto Company—1	843,170.3200	21%
Equity Fund—	State Farm Plaza, Bloomington, IL
Class A	61710-0001
Small Cap Index	State Farm Auto Company—1 State	664,010.6240	10%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class A	0001
International Index	State Farm Auto Company—1 State	766,871.1660	11%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class A	0001
Equity and Bond	State Farm Auto Company—1 State	1,001,001.0010	9%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class A	0001
Equity Fund—	Choice ATM Enterprises, Inc—2000	86,925.625	5%
Class R-2	East Lamar Blvd, Suite 750, Arlington,
	TX 76006-7341
Small/Mid Cap	State Farm Auto Company—1 State	113,765.6430	10%
Equity Fund—	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001
International	Maralex Resources Inc 401 K PSP	44,069.3910	7%
Equity Fund-Class	775 Goddard Avenue, PO Box 338,
R-2	Ignacio, CO 81137-0338
International	State Farm Auto Company—1 State	120,192.3080	20%
Equity Fund—	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001

S&P 500 Index	The Trustee of Michael Osborne Des—	71,912.505	5%
Fund—	111 Rhode Island St., Ste J, San
Class R-2	Francisco, CA 94103-5231
Small Cap Index	State Farm Auto Company—1 State	82,440.2310	14%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001
Small Cap Index	Circle 8 Logistics—555 Waters Edge	36,328.032	6%
Fund—	Suite 225, Lombard, IL 60148-7028
Class R-1
International Index	State Farm Auto Company—1 State	110,253.5830	16%
Fund –	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001
Equity and Bond	State Farm Auto Company—1 State	109,529.0250	17%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001
Equity and Bond	RBS Subways Inc.—30569 State	56,187.893	8%
Fund—	Highway 27, Wauzeka, WI 53826-8711
Class R-2
Equity and Bond	Moore Petroleum Company, Inc—630	41,939.140	6%
Fund—	Midway Drive, Winfield, AL 35594-
Class R-2	0580
Bond Fund—	State Farm Auto Company—1 State	94,250.7070	13%
Class R-2	Farm Plaza, Bloomington, IL 61710-
	0001
Bond Fund—	Urban—222 S. Town East Blvd.,	37,779.201	5%
Class R-2	Mesquite,
	TX 75149-2810
Money Market	Eagle Sales, Inc.—5100 Raleigh-	680,375.010	5%
Fund—	LaGrange Road, Memphis, TN 38134-
Class R-2	5214
LifePath	Kirby and Kirby—2614 Artesia Blvd,	116,093.993	6%
Retirement	Redondo Beach, CA 90278-3312
Fund—
Class R-2
LifePath 2050	Chipman & Taylor Chevrolet, Co 40—	64,021.691	6%
Fund—	250 SE Bishop Blvd, Pullman, WA
Class R-2	99163-4914
LifePath 2050	Imprezzio, Inc.—108 N. Washington	61,523.069	6%
Fund—	Street, 6th Floor, Spokane, WA 99201-
Class R-2	5003
LifePath 2050	State Farm Auto Company—1 State	100,000.0000	9%
Fund—	Farm Plaza, Bloomington, IL 61710-
Class R-2	0001
Equity Fund-	Wolf & Fox P C – 1200	11,711.5830	5%
Class R-3	Pennsylvania NE,
	Albuquerque, NM 87110-
	7400
Equity Fund –	Scaparotti Construction—	103,781.009	44%
Class R-3	5910 Landerbrook
	Dr., Suite 230, Cleveland,
	OH 44124-6500
Equity Fund—	Brent Bergheger	17,191.545	7%
Class R-3	Chrysler-Dodge, Inc.—
	2220 West Main Street,
	Masoutah, IL 62258

Equity Fund—	DPC Engineering	20,645.502	8%
Class R-3	P.C.—145 Prescott
	Avenue, Elmira
	Heights, NY 14903-
	1768
Equity Fund—	Thomas & Muller	36,301.681	15%
Class R-3	Systems—80 Gravel
	Pike, Red Hill, PA
	18076-1423
Small/Mid Cap	State Farm Auto	113,765.6430	48%
Equity Fund—	Company—1 State
Class R-3	Farm Plaza,
	Bloomington, IL 61710-
	0001
Small/Mid Cap	Scaparotti	25,029.194	10%
Equity Fund—	Construction—5910
Class R-3	Landerbrook
	Dr., Suite 230,
	Cleveland, OH 44124-
	6500
Small/Mid Cap	Jim Spachman	18,483.909	7%
Equity Fund—	Agency—2104
Class R-3	Crimson Ln.,
	Bloomington, IL 61704-
	2741
Small/Mid Cap	The Women’s Clinic of	27,046.841	11%
Equity Fund—	New Albany—460
Class R-3	West Bankhead Street,
	New Albany, MS
	38652-3319
International	State Farm Auto	120,192.3080	62%
Equity Fund—	Company—1 State
Class R-3	Farm Plaza,
	Bloomington, IL 61710-
	0001
International	Scaparotti	27,848.738	14%
Equity Fund—	Construction—5910
Class R-3	Landerbrook
	Dr., Suite 230,
	Cleveland, OH 44124-
	6500
S&P 500 Index –	Ver Hage of Holland	6,991.9190	5%
R-3	Inc 401 K PL – 343
	East 8th St., Holland,
	MI 49423-3787
S&P 500 Index	Praemium Technology	7,033.5850	5%
Fund – Class R-3	Inc – 800 Woodfield
	Road, Ste 106,
	Schaumburg, IL
	60173-4763
S&P 500 Index	Scaparotti	16,498.838	12%
Fund –	Construction—5910
Class R-3	Landerbrook
	Dr., Suite 230,
	Cleveland, OH 44124-
	6500

S&P 500 Index	Sun Construction—	20,240.085	15%
Fund—	1232 Boston Ave.,
Class R-3	Longmont, CO 80501-
	5801
S & P 500 Index	Wolf & Fox P C—1200	10.732.119	7%
Fund—	Pennsylvania NE,
Class R-3	Albuquerque, NM
	87110-7400
S & P 500 Index	Insight—11105	12,869.076	9%
Fund—	Brookline Drive,
Class R-3	Fairfax, VA 22030-
	4539
S & P 500 Index	RSI—543 Main Street,	11,846.657	8%
Fund—	Kiowa, KS 67070-1405
Class R-3
S & P 500 Index	The Women’s Clinic of	21,755.107	16%
Fund—	New Albany—460
Class R-3	West Bankhead Street,
	New Albany, MS
	38652-3319
Small Cap Index	State Farm Auto	82,440.2310	56%
Fund—	Company—1 State
Class R-3	Farm Plaza,
	Bloomington, IL 61710-
	0001
Small Cap Index	Scaparotti	10,530.100	7%
Fund—	Construction—5910
Class R-3	Landerbrook
	Dr., Suite 230,
	Cleveland, OH 44124-
	6500
Small Cap Index	DPC Engineering—	9,813.803	6%
Fund—	145 Prescott Ave.,
Class R-3	Elmira Heights, NY
	14903-1768
Small Cap Index	Jim Spachman	12,024.359	8%
Fund—	Agency—2104
Class R-3	Crimson Ln.,
	Bloomington, IL 61704-
	2741
International Index	State Farm Auto	110,253.5830	60%
Fund—	Company—1 State
Class R-3	Farm Plaza,
	Bloomington, IL 61710-
	0001
International Index	DPC Engineering—	12,178.919	6%
Fund—	145 Prescott Ave.,
Class R-3	Elmira Heights, NY
	14903-1768
International Index	Jim Spachman	11,892.362	6%
Fund—	Agency—2104
Class R-3	Crimson Ln.,
	Bloomington, IL 61704-
	2741
Equity and Bond	State Farm Auto Company—1	109,529.0250	77%
Fund—	State Farm Plaza, Bloomington, IL
Class R-3	61710-0001

Equity and Bond	Suzette De Salvo—5217 Harlem	13,858.827	9%
Fund—	Ave, Chicago,
Class R-3	IL 60656-1803
Bond Fund—	State Farm Auto Company—1	94.250.7070	57%
Class R-3	State Farm Plaza, Bloomington, IL
	61710-0001
Bond Fund—	Scaparotti Construction—5910	16,911.898	10%
Class R-3	Landerbrook Dr, Suite 230,
	Cleveland, OH 44124-6500
Bond Fund—	Richard Royalty—2708 Knob Hill	17,883.461	10%
Class R-3	Dr, Evansville, IN 47711-2114
Bond Fund—	Mosebach Funt, Dayton, &	10,933.509	6%
Class R-3	Duckworth—2045 Westgate Drive
	#404, Bethlehem, PA 18017-7480
Money Market	Sample Express, Inc—1101 O.G.	196,682.780	9%
Fund—	Skinner Drive, Westpoint, GA
Class R-3	31833-2745
Money Market	The Women’s Clinic of New	335,760.600	16%
Fund—	Albany—460 West Bankhead
Class R-3	Street, New Albany, MS 38652-
	3319
Money Market	Scaparotti Construction—5910	379,990.630	18%
Fund—	Landerbrook
Class R-3	Dr, Suite 230, Cleveland, OH
	44124-6500
Money Market	Sole Prop Porter – 3829 Paul Mill	160,161.240	7%
Fund—	Road,
Class R-3	Ellicott City, MD 21042-3771
Money Market	Kapsi – 315 East Broadway,	256,135.310	12%
Fund—	Norton Health Care Pavilion,
Class R-3	Louisville, KY 40202-3700
Money Market	Corporate Dining Inc – 1645 W.	204,015.120	10%
Fund—	Hamlin Rd., Rochester Hls, MI
Class R-3	48309-3312
Money Market –	The Oliver 401K Plan – 211	111,317.0900	5%
R-3	Riverside Ct., Greer, SC 29650-
	4508
LifePath	Mosebach Funt, Dayton, &	40,875.843	29%
Retirement	Duckworth—2045 Westgate Drive
Fund—	#404, Bethlehem, PA 18017-7480
Class R-3
LifePath	Scaparotti Construction—5910	7,492.253	5%
Retirement	Landerbrook Dr, Suite 230,
Fund—	Cleveland, OH 44124-6500
Class R-3
LifePath	Thomas & Muller Systems—80	22,361.013	16%
Retirement	Gravel Pike, Red Hill, PA 18076-
Fund—	1423
Class R-3
LifePath	Global Sulfur Systems, Inc—859	18,342.329	13%
Retirement	Tembus Circle, P.O. Box 1236,
Fund—	Arroyo Grande, CA 93421-1236
Class R-3

LifePath	RSI—543 Main St.,	8,348.041	6%
Retirement	Kiwa KS 67070-1405
Fund—
Class R-3
LifePath	R Wayne Hartford—2 Stahl Court,	16,299.639	11%
Retirement	Marlton, NJ
Fund—	08053-9728
Class R-3
LifePath 2020	The Women’s Clinic of New	25,768.308	8%
Fund—	Albany—460 West Bankhead
Class R-3	Street, New Albany, MS 38652-
	3319
LifePath 2020	Suzette De Salvo—5217 Harlem	18,362.918	6%
Fund—	Ave, Chicago,
Class R-3	IL 60656-1803
LifePath 2020	Sun Construction—1232 Boston	20,003.536	6%
Fund—	Ave., Longmont, CO 80501-5801
Class R-3
LifePath 2020	Ruth Shannon State Farm—17617	71,798.013	24%
Fund—	Midway Road Apt 134, Dallas, TX
Class R-3	75287-6797
LifePath 2020	Mary M. Andrews—315 West	21,731.073	7%
Fund—	Genesee,
Class R-3	St Auburn, NY 13021-3150
LifePath 2020	RSI—543 Main St.,	20,808.739	7%
Fund—	Kiwa, KS 67070-1405
Class R-3
LifePath 2030	DPC Engineering P.C.—	38,922.668	14%
Fund—	145 Prescott Ave, Elmira
Class R-3	Hts, NY 14903-1768
LifePath 2030	G.T. Luscombe	30,447.903	11%
Fund—	Company, Inc—106
Class R-3	Kansas St.,
	Frankfort, IL 60423-1447
LifePath 2030	Alternative Home Care—	18,622.218	6%
Fund—	7759 Montgomery Rd,
Class R-3	Ste 8, Cincinnati, OH
	45236-4201
LifePath 2030	Sun Construction—1232	17,873.833	6%
Fund—	Boston Ave., Longmont,
Class R-3	CO 80501-5801
LifePath 2030	Scaparotti Contruction—	21,657.162	8%
Fund—	5910 Landerbrook Dr.,
Class R-3	Suite 230, Cleveland, OH
	44124-6500
LifePath 2030	Gary Laforest—15616 N	15,481.5680	5%
Fund—	10th Pl., Phoenix,
Class R-3	AZ 85022-3524
LifePath 2030	The Women’s Clinic of	19,610.605	7%
Fund—	New Albany—460 West
Class R-3	Bankhead Street, New
	Albany, MS 38652-3319
LifePath 2040	Jim Spachman Agency—	41,079.186	16%
Fund—	2104 Crimson Ln.,
Class R-3	Bloomington, IL 61704-
	2741

LifePath 2040	Manny Miranda	30,168.589	11%
Fund—	Agency—16896 S. Dixie
Class R-3	Hwy,
	Miami, FL 33157-4366
LifePath 2040	Mulvaney Rehab	31,290.025	12%
Fund—	Services, Ltd—1007 S.
Class R-3	42nd St, Suite 5, Mt.
	Vernon, IL 62864-6217
Small/Mid Cap	State Farm Auto	881,057.2690	75%
Equity Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
International	State Farm Auto	843,170.3200	89%
Equity Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
Small Cap Index	State Farm Auto	664,010.6240	75%
Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
International Index	State Farm Auto	766,871.1660	78%
Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
Equity and Bond	State Farm Auto	1,001,001.0010	76%
Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
Bond Fund—	State Farm Auto	494,559.8420	47%
Class B	Company—1 State Farm
	Plaza, Bloomington, IL
	61710-0001
Tax Advantaged	State Farm Auto	305,838.7400	52%
Bond Fund—	Company—1 State Farm
Class B	Plaza, Bloomington, IL
	61710-0001
Money Market –	Ernesto Esparza – 1145	31,329.9500	5%
Class B	Walnut Hill Ln, Desoto,
	TX 75115-4281

What are the Dollar Ranges of the Trustees’ Investments in the Funds? The following table reflects dollar ranges of each nominee’s ownership of equity securities of each Fund, and dollar ranges of each such person’s ownership of equity securities in all investment companies in the State Farm Fund Complex as of December 31, 2014.

		Dollar Range	Dollar Range	Dollar Range	Aggregate Dollar
	Dollar Range	of Equity	of Equity	of Equity	Range of Equity
	of Equity	Securities in	Securities in	Securities in	Securities in
	Securities in	Small/Mid Cap	International	S&P 500	Small Cap
Name of Trustee	Equity Fund	Equity Fund	Equity Fund	Index Fund	Index Fund
Thomas M. Mengler*	None	None	None	None	None
James A. Shirk*	None	Over	None	None	None
$100,000
Victor J. Boschini*	None	None	None	None	None
David L. Vance*	$50,001-	$50,001-	None	None	None
	$100,000	$100,000
Alan R. Latshaw*	None	None	None	None	None
Paul J. Smith**	None	None	None	None	None
Joe R. Monk, Jr.**	None	$1-	$1-	None	None
		$10,000	$10,000
Anita M. Nagler*	None	None	None	None	None
Diane L. Wallace*				$50,001-
	None	None	None	$100,000	None
____________________

*	Independent Trustee nominee

**	Interested Trustee nominee

	Dollar Range	Dollar Range		Dollar Range	Dollar Range
	of Equity	of Equity	Dollar Range	of Equity	of Equity
	Securities in	Securities in	of Equity	Securities in	Securities in
	International	Equity and	Securities in	Tax Advantaged	Money Market
Name of Trustee	Index Fund	Bond Fund	Bond Fund	Bond Fund	Fund
Thomas M. Mengler	None	None	None	None	None
James A. Shirk	None	None	None	None	None
Victor J. Boschini	None	None	None	None	None
David L. Vance	None	None	None	None	None
Alan R. Latshaw	None	None	None	None	None
Paul J. Smith	None	None	None	None	None
Joe R. Monk, Jr.	$1-	None	None	None	None
$10,000
Anita M. Nagler	None	None	None	None	None
Diane L. Wallace	None	None	None	None	None

Aggregate Dollar
Range of Equity
Securities in All
	Dollar Range					Registered
	of Equity	Dollar Range	Dollar Range	Dollar Range	Dollar Range	Investment
	Securities in	of Equity	of Equity	of Equity	of Equity	Companies Overseen
	LifePath	Securities in	Securities in	Securities in	Securities in	by Trustee in Family
	Retirement	LifePath	LifePath	LifePath	LifePath	of Investment
Name of Trustee	Fund	2020 Fund*	2030 Fund	2040 Fund	2050 Fund	Companies
Thomas M. Mengler	None	None	None	None	None	Over $100,000
James A. Shirk	None	None	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	None	None	Over $100,000
David L. Vance	None	None	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	None	None	Over $100,000
Paul J. Smith	None	None	None	$10,001-	None	$50,001-
				$50,000		$100,000
Joe R. Monk, Jr.	None	None	None	None	None	Over $100,000
Anita M. Nagler	None	None	None	None	None	Over $100,000
Diane L. Wallace	None	None	None	None	None	$50,001-
$100,000

What Interests or Relationships do the Independent Trustees Have with the Manager and its Affiliates? State Farm Mutual Automobile Insurance Company (“Auto Company”) owns all of the common stock issued by the Manager and the Manager owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. The address of the Manager, Management Corp. and Auto Company’s is One State Farm Plaza; Bloomington, Illinois 61710-0001. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, Management Corp. or Auto Company.

During the period January 1, 2013 to December 31, 2014 (“calendar years 2013 and 2014”), Mr. James A. Shirk, an Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period also can be characterized as indirect interest in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000. Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2013 and 2014, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2013 and 2014. Auto Company paid Sunrise Company, LLC rent in the amount of $103,467 in 2013 and $104,000 in 2014, while Auto Company paid Beer Nuts, Inc. rent in the amount of $100,000 in 2013 and $100,000 in 2014.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2013 in 2014 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

Leadership Structure and Committees of the Board. The Board has overall responsibility for the conduct of the Trust’s affairs. Two of the nine current trustees are Interested Trustees. An Interested Trustee of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of the Manager or of Management Corp., the Trust’s distributor.

Under the Trust’s Declaration of Trust and its Bylaws, a trustee may serve as a trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each trustee must retire from his or her trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Michael L. Tipsord, an Interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Tipsord presides at Board meetings. Mr. Tipsord is not being proposed by the Board to be re-selected as a member of the Board.

There are three standing committees of the Board – the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Paul J. Smith, Michael L. Tipsord and James A. Shirk. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2014, the Executive Committee did not meet.

The CIT includes as its members all of the current Independent Trustees. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance as CIT Chairperson. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings. During calendar year 2014, the CIT held four meetings.

The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee’s charter is not available to the Trust’s shareholders on the Trust’s web site but is included with this proxy statement as “Appendix A.” During calendar year 2014, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust consisting of 15 series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. Mr. Tipsord, the interested Chairperson, also serves as Senior Vice President and Treasurer of the Manager and Management Corp., and has substantial knowledge regarding the day-to-day operations of the Trust. Mr. Tipsord is not standing for re-election as a Trustee; if elected by shareholders, Mr. Monk would serve as the interested Chairperson of the Trust. Having an Interested Trustee preside at Board meetings results in more focused and efficient meetings; however, Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of Interested Trustees and representatives of the Manager, a practice designed to foster full discussion among CIT members of all issues related to the Trust. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks. Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by the Manager or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous net asset value (“NAV”) for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or the Manager to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed in light of different types of risks. In that regard, senior officers of the Trust and the Manager, including the Trust’s Chief Compliance Officer (“CCO”), regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to a composite of peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or composite of peer funds. The Board also is responsible for approving the appointment of any new sub-adviser. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and the Manager to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Independent Trustees also helps the Independent Trustees understand new regulatory developments.

Similarly, the Board oversees valuation risk by approving valuation procedures for the Manager to follow in determining each Fund’s NAV. The Manager regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and the Manager believe that the impact of the Board’s oversight of the Trust’s risk management process results in satisfactory risk management. The Board and the Manager continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever the Manager or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each nominee for Trustee is discussed below.

Mr. Joe R. Monk, Jr. a nominee to serve as Interested Trustee of the Trust, has served as a Trust officer since 2011. Mr. Monk received a bachelor’s degree in finance/insurance from Missouri State University. Mr. Paul J. Smith, an Interested Trustee of the Trust, has served as an Interested Trustee since January 2015 and as a Trust officer since June 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Monk and Smith also serve in leadership positions with Auto Company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Messrs. Monk and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since the Trust’s inception and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Mr. James A. Shirk has served as an Independent Trustee since the Trust’s inception. Mr. Shirk has a Juris Doctorate (“J.D.”) degree from the University of Illinois. Mr. Shirk participates in a separate business enterprise in which he is a partial owner, and participates in various civic, charitable and/or educational organizations.

Mr. Victor J. Boschini also has served as an Independent Trustee since the Trust’s inception. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Boschini participates or has participated in various civic, charitable and/or educational organizations.

Mr. Thomas M. Mengler also has served as an Independent Trustee since the Trust’s inception. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Mr. Mengler also participates or has participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned a Master of Business Administration (“M.B.A.”) degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the SEC’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

How may a Shareholder Submit a Candidate for Nomination as Independent Trustee? In connection with its responsibility to nominate candidates for election as Independent Trustees, the CIT will consider candidates recommended by shareholders. A shareholder who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Board indicating, among other things, the number of Trust shares owned by the shareholder and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The CIT will consider candidates for nominees for Independent Trustee positions received from shareholders in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the CIT, a shareholder should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

How can a Shareholder Communicate with the Board? The Board has adopted procedures for shareholders to send communications to the Board. All communications should be in writing and addressed to the Board in care of State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001. If a specific Board member is the intended recipient of such communication, the name of that Board member must be noted in the document. The Secretary will forward the correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his or her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the Secretary’s determination and deems such communication appropriate for Board consideration, the communication will be forwarded to the Board.

What Compensation do Independent Trustees Receive from the Trust? Trustees or officers who are interested persons do not receive any compensation from the Trust for their services to the Trust. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of October 1, 2014, each Independent Trustee is paid a monthly board member retainer of $5,667, a monthly CIT member retainer of $667, and a fee of $8,250 per regular board meeting attended. The Chairman of the CIT is paid an additional annual fee of $15,500. The Chairman of the Audit Committee is paid an additional annual fee of $8,500, and each Audit Committee member receives a monthly retainer of $500. These fees are paid to the Trustees on behalf of the Trust and on behalf of the other mutual funds in the Fund Complex. Each mutual fund of the Fund Complex shares in the fees for Independent Trustees on a pro-rata basis, calculated upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees are be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Neither the Trustees and officers of the Trust receive any benefits from the Trust upon retirement, nor does the Trust accrue any expenses for pension or retirement benefits.

	Aggregate	Total Compensation
	Compensation	From The Trust And Other State Farm
Name	From The Trust(1)	Mutual Funds(1)(2)
Paul J. Smith(3)	None	None
Michael L. Tipsord(5)	None	None
Thomas M. Mengler(4)	$60,881	$109,000
James A. Shirk(4)	$60,881	$109,000
Victor Boschini(4)	$59,624	$106,750
David L. Vance(4)	$69,538	$124,500
Alan R. Latshaw(4)	$68,979	$123,500
Anita Nagler(4)	$64,232	$115,000
Diane L. Wallace(4)	$60,881	$109,000
____________________

(1)	For the fiscal year ended December 31, 2014.

(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Associates’ Funds Trust.

(3)	Non-compensated Interested Trustee.

(4)	Independent Trustee.

(5)	Mr. Tipsord, who currently is a non-compensated Interested Trustee, is not standing for election.

Are Board Members Encouraged to Attend the Meeting? Yes. By holding the Meeting on the same day that the Board holds its regular Board meeting, the Trust makes it convenient for trustees to attend the Meeting. Each member of the Trust’s Board of Trustees at the time attended the Trust’s most recent shareholder meeting, which was held December 16, 2011.

Required Vote. Trustees are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote, with such votes combined among all 15 Funds of the Trust. This means that the nine nominees for the Trust who receive the largest number of votes will be elected as trustees of the Trust. In the election of trustees, a shareholder may vote “for all,” “withhold all” or vote “for all except” the nominees to serve as trustee.

Board Recommendation. The Board has determined that approval of the individuals nominated to serve as trustees of the Trust is advisable and in the best interests of the Trust’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
APPROVE THE BOARD OF TRUSTEES BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 2

Approve Manager of Managers Structure for Three of the Funds

Introduction. The Board is asking you to authorize a “manager of managers” structure for each of the State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, and State Farm LifePath 2040 Fund (each, an “Affected Fund,” and together, the “Affected Funds”). Shareholders of certain other Funds within the Trust previously approved manager of managers structure. If shareholders of an Affected Fund approve the manager of mangers structure for that Fund, this structure will take effect for the Affected Fund upon completion of the Meeting.

What is a “Manager of Managers” Structure? Under this structure, the Board may appoint additional and/or replacement sub-advisers for an Affected Fund without obtaining shareholder approval. Normally, shareholders of a mutual fund must approve any new agreement between a mutual fund and a sub-adviser. The proposed manager of managers structure is intended to afford an Affected Fund increased flexibility. With the manager of managers structure, the Board will not be required to call a shareholder meeting each time a new sub-adviser is approved and the Affected Fund will not incur the considerable expense of holding a shareholder meeting to approve a sub-adviser.

To implement a manager of managers structure, the Trust has obtained an exemptive order from the SEC allowing for an exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemptive order is that before a Fund may rely on the exemption and implement a manager of managers structure, the Fund’s shareholders must approve the manager of managers structure.

How will the “Manager of Managers” Structure Operate? Under the proposed manager of managers structure, an Affected Fund will pay the Manager an advisory fee and the Manager, in turn, will hire a sub-adviser or sub-advisers to provide day-to-day investment advisory services to the Affected Fund. Under this structure, shareholders will have the benefit of the Manager’s expertise in selecting and monitoring investment sub-advisers. The Manager will continuously monitor the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Manager’s assessment of what combination (if any) of sub-advisers it believes would optimize the Affected Fund’s chances of achieving its investment objective. Under this structure, the Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

Any proposal to add or replace sub-advisers would be reviewed as follows: (i) the Manager would assess the Affected Fund’s needs and, if it believed additional or replacement sub-advisers could benefit the Affected Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by the Manager would have to be approved by a majority of the Board, including a majority of the Independent Trustees; and (iii) any selection of additional or replacement sub-advisers would have to comply with conditions contained in the SEC’s exemptive order, including the condition that the Trust notify shareholders when a new sub-adviser has been appointed.

The Manager will perform internal due diligence on any prospective sub-adviser for the Affected Funds and will monitor sub-adviser performance. The Manager will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser’s compliance with the Affected Fund’s investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Affected Fund, and recommending to the Board whether investment sub-advisory agreements should be renewed, modified or terminated. The Manager also will recommend to the Board the addition of new sub-advisers, as it deems appropriate. The Manager will pay any sub-advisers out of the investment advisory fee it receives. The Affected Fund for which a sub-adviser is appointed is not responsible for paying the sub-adviser’s advisory fees.

Board Recommendation. At its December 12, 2014 regular meeting, the Board unanimously determined that the manager of managers structure for the Affected Funds is advisable. The Board similarly recommended that shareholders approve the structure. In reaching these conclusions, the Board considered the Manager’s existing experience with a manager of managers structure for certain of the other Funds of the Trust. In addition, the Trustees considered the flexibility an Affected Fund will have under that structure to implement sub-adviser changes without shareholder approval and without an Affected Fund incurring the considerable costs of obtaining shareholder approval.

The Board has determined that approval of manager of managers structure is advisable and in the best interests of the shareholders of the Affected Funds.

Vote Required. Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of an Affected Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Affected Fund are present or represented by proxy or (ii) more than 50% of the Affected Fund’s outstanding shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF
THE AFFECTED FUNDS AUTHORIZE THE MANAGER OF MANAGERS
STRUCTURE BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 3

Approve an Amendment to the
Sub-Advisory Agreement with BFA Appointing
BFA as Sub-Adviser to the LifePath 2020 – 2040 Funds

Introduction: Shareholders of the State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund and the State Farm LifePath 2040 Fund (the “Affected Funds”) are being asked to vote on whether to approve an amendment to the sub-advisory agreement between the Trust, the Manager and BFA (the proposed agreement, as amended, referred to in this proxy statement as the “Amended BFA Sub-Advisory Agreement”) appointing BFA as sub-adviser to the Affected Funds. BFA currently serves as the sub-adviser to the S&P 500 Index Fund series of the Trust.

Shareholder approval or disapproval of Proposal 3 will impact the shareholders of the State Farm LifePath Retirement Fund and the State Farm LifePath 2050 Fund (along with the Affected Funds, the “LifePath Funds”). Shareholders of the State Farm LifePath Retirement Fund and the State Farm LifePath 2050 Fund do not need to approve the Amended BFA Sub-Advisory Agreement because the manager of managers authority with respect to those two Funds is active. On December 12, 2014, the Manager, with the Board’s approval, appointed BFA as sub-adviser to the State Farm LifePath Retirement Fund and the State Farm LifePath 2050 Fund, subject to shareholders of the Affected Funds approving this Proposal 3.

The Board is asking the shareholders of the Affected Funds to approve Proposal 3 because the Board believes that the LifePath Funds should discontinue being structured as “feeder” funds in a “master-feeder arrangement.” In the current master-feeder arrangement, each LifePath Fund seeks to satisfy its investment objective by investing all of its assets in a master fund with a substantially similar investment objective. In a master-feeder arrangement, multiple feeder funds can invest their assets in the same master mutual fund, thereby potentially leading to reduced operating expenses for both the feeder and the master mutual fund. For example, a master mutual fund with ten feeder fund investors can spread its fixed operating costs over a larger asset base than if each of the ten feeder funds held portfolio securities directly. The master-feeder structure is different from the traditional mutual fund structure in which a fund directly owns portfolio securities as a strategy for achieving the fund’s investment objective. This traditional manner of a mutual fund owning individual portfolio securities will be referred to in this proxy statement as operating as a “stand-alone fund.”

As such, each LifePath Fund currently operates as a “feeder” fund in a master-feeder arrangement and invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the “Master Fund”), which is advised by BFA. The Master Fund series into which each LifePath Fund invests is shown below:

Investing Fund	Master Portfolio
State Farm LifePath Retirement Fund	LifePath Retirement Master Portfolio
State Farm LifePath 2020 Fund	LifePath 2020 Master Portfolio
State Farm LifePath 2030 Fund	LifePath 2030 Master Portfolio
State Farm LifePath 2040 Fund	LifePath 2040 Master Portfolio
State Farm LifePath 2050 Fund	LifePath 2050 Master Portfolio

The Manager believes that shareholders would be better served if each LifePath Fund converts from a feeder fund into a stand-alone fund that is sub-advised by BFA. The conversion will occur by each corresponding Master Portfolio making a liquidating distribution of assets to the LifePath Fund, which will result in each LifePath Fund becoming a stand-alone fund. As noted above, the Board is recommending the appointment of BFA as sub-adviser to the LifePath Funds, including the Affected Funds. As sub-adviser, BFA will invest and reinvest the assets of those Funds. The Manager will compensate BFA for providing investment sub-advisory services to the LifePath Funds out of the investment advisory and management services fees the Manager collects from each LifePath Fund. Each LifePath Fund’s receipt of a liquidating distribution by its corresponding Master Portfolio and BFA’s serving as the sub-adviser to each stand-alone LifePath Funds is referred to in this proxy statement as the “Reorganization.”

The LifePath Master Portfolios currently allocate and reallocate assets among a combination of equity, bond and money market funds (referred to as the “Existing Underlying Funds”) in proportions based on each LifePath Fund’s own comprehensive investment strategy. The Existing Underlying Funds in which the Master Portfolios invest include Existing Underlying Funds that are actively managed funds and index funds. As sub-adviser to the stand-alone LifePath Funds, BFA will continue to allocate and reallocate assets among a combination of underlying funds but those underlying funds exclusively will be index funds. The underlying index funds to which BFA will allocate and reallocate assets of the LifePath Funds will be referred to as the “New Underlying Funds.” If the Reorganization is approved, the current weighting of each LifePath Fund’s investments among the asset classes of equity, bond and money market funds is not anticipated to change significantly. Each LifePath Fund’s investment strategy will be substantially similar to the comprehensive investment strategy of its current corresponding LifePath Master Portfolio. Each New Underlying Fund, each such fund’s expense ratio and each such fund’s asset class is listed below:

		Expense Ratio as a
		percentage of Average Daily
Asset Class	New Underlying Fund	Net Assets
Large Cap Stocks	i-Shares Russell 1000 Index ETF	0.15%
Small and Mid-Cap Stocks	i-Shares Russell 2000 Index ETF	0.20%
International Stocks	i-Shares Core MSCI EAFE ETF	0.12%
Emerging Markets Stocks	i-Shares Core MSCI Emerging Markets ETF	0.18%
Canadian Stocks	i-Shares MSCI Canada ETF	0.48%
U.S. Real Estate	i-Shares: Cohen & Steers REIT ETF	0.35%
U.S. Bonds	i-Shares Core US Aggregate Bond Index ETF	0.08%
U.S. Inflation-Linked Bonds	i-Shares Tips Bond ETF	0.20%
Money Markets	BlackRock Cash Funds: Institutional	0.07%

An affiliate of BFA serves as the investment adviser to each New Underlying Fund. In addition to receiving investment sub-advisory fees from the Manager for sub-advising the LifePath Funds, BFA and its affiliates will receive advisory fees from the New Underlying Funds.

Currently, the Manager collects from each LifePath Fund a net amount of 0.28% of each LifePath Fund’s average daily net assets on an annual basis as an investment advisory and management services fee. If shareholders of the Affected Funds approve Proposal 3, the Manager will charge an investment advisory and management services fee to each LifePath Fund computed according to the following schedule:

●	0.28% on the first $5 billion of assets,
●	0.24% on the next $10 billion of assets, and
●	0.21% on amounts exceeding $15 billion.

The assets of all of the LifePath Funds will be aggregated for the purpose of calculating the investment advisory and management services fee applicable to each LifePath Fund.

The Manager anticipates that each LifePath Fund will experience a net reduction in the Fund’s total annual operating expenses after the Reorganization. The anticipated net reduction in such fees is reflected in the chart below and is expressed as a percentage of each LifePath Fund’s average daily net assets on an annual basis. The anticipated fee reduction for each LifePath Fund after the Reorganization results from (i) the revised investment advisory and management services fee charged by the Manager to the LifePath Fund, which includes breakpoints, and (ii) each LifePath Fund’s avoiding the indirect cost of paying its proportionate share of the management fee charged by BFA to the corresponding LifePath Master Portfolio. However, after the Reorganization each LifePath Fund indirectly will incur expenses related to each Fund’s investment in the New Underlying Funds, a category of expenses known as “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses will increase each LifePath Fund’s total annual operating expenses after the Reorganization. Notwithstanding the addition of Acquired Fund Fees and Expenses to each LifePath Fund’s total annual operating expenses, the Manager anticipates the following net reduction in total annual operating expenses of the LifePath Funds:

State Farm
	LifePath	State Farm	State Farm	State Farm	State Farm
	Retirement	LifePath	LifePath	LifePath	LifePath
	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Anticipated	0.23%	0.22%	0.20%	0.18%	0.18%
reduction in
total annual
operating
expenses after
the
Reorganization

Tax Impact of the Liquidating Distributions: In the opinion of the Trust’s counsel, K&L Gates LLP, and based on certain representations of each LifePath Fund, for federal income tax purposes, the liquidating distributions of portfolio securities to a LifePath Fund in liquidation of its interest in its corresponding Master Portfolio will not be taxable to the LifePath Fund or its shareholders. If, contrary to the opinion from the Trust’s counsel, the Fund did recognize gain for federal income tax purposes in connection with distributions pursuant to the Reorganization, any such gain would be passed through to shareholders of the LifePath Fund in the form of higher dividend distributions. A LifePath Fund may recognize a loss for federal income tax purposes, which would be available for offset against its taxable gains in the current year or future taxable years.

Board Action on Proposal 3: On December 12, 2014, the Board, including all of the Independent Trustees, unanimously voted to approve the Amended BFA Sub-Advisory Agreement. The Amended BFA Sub-Advisory Agreement will remain in effect through June 30, 2016. The Amended BFA Sub-Advisory Agreement will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees.

The form of the Amended BFA Sub-Advisory Agreement is attached as Appendix B. A comparison of the current and the Amended BFA Sub-Advisory Agreement follows. These discussions are qualified in their entireties by reference to Appendix B.

Description of the Amended BFA Sub-Advisory Agreement

BFA currently serves as the sub-adviser to the Trust’s S&P 500 Index Fund. Under the Amended BFA Sub-Advisory Agreement, it is proposed that BFA also will provide investment advisory services to the LifePath Funds, which involves BFA’s investing and reinvesting each LifePath Fund’s assets at such times and in such securities as BFA believes to be in the best interest of the shareholders of the Fund. The next several paragraphs briefly summarize some important provisions of the Amended BFA Sub-Advisory Agreement, but for a complete understanding of that agreement, you should read Appendix B.

Services and Obligations

Under the BFA Sub-Advisory Agreement, BFA is deemed an independent contractor and, except as expressly provided or authorized in the BFA Sub-Advisory Agreement, BFA has no authority to act for or represent the Trust or Manager in any way or be deemed an agent of the Trust or the Manager. Under the Amended BFA Sub-Advisory Agreement, BFA provides the below-listed services and assumes the following obligations with respect to the LifePath Funds.

(1) Within the framework of the investment objective, policies and restrictions of the LifePath Funds, and subject to the supervision of the Manager, BFA has the sole and exclusive responsibility for the making and execution of all investment decisions for the LifePath Funds. The investment of the assets of the LifePath Funds is at all times subject to the applicable provisions of the Trust’s Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the LifePath Funds, and must conform to the investment objective, policies and restrictions of the LifePath Funds as set forth in such documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of the assets of the LifePath Funds, BFA is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Funds or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the LifePath Funds consistent with the investment objective and related investment policies of the Funds as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities for the LifePath Funds, BFA arranges for the transmission to the Manager (or its designee) and the custodian of the Funds on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the LifePath Funds. BFA must regularly report to the Board concerning the investment activity and portfolio composition of the LifePath Funds, including furnishing within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Funds as of the end of the quarter.

(4) BFA will, in the name of a LifePath Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of a LifePath Fund’s portfolio transactions, BFA must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, BFA selects brokers and dealers for the execution of a LifePath Fund’s securities transactions. In selecting brokers or dealers to execute such orders, BFA is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally.

Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, BFA may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if BFA determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to BFA in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker.

On occasions when BFA deems the purchase or sale of a security to be in the best interest of a LifePath Fund as well as other customers, BFA may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. BFA also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner BFA considers to be the most equitable and consistent with its fiduciary obligations to a LifePath Fund and to such other clients.

Standard of Care

Under the Amended BFA Sub-Advisory Agreement, BFA is entitled to rely on information furnished by the Manager that BFA reasonably believes to be accurate and reliable. BFA is not liable for any error of judgment or for any loss suffered by a LifePath Fund or its shareholders in connection with the matters to which the Amended BFA Sub-Advisory Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of BFA in the performance of its obligations and duties under the Amended BFA Sub-Advisory Agreement; or (ii) BFA’s reckless disregard of its obligations and duties under the Amended BFA Sub-Advisory Agreement.

A LifePath Fund does not directly pay BFA for BFA’s services under the Amended BFA Sub-Advisory Agreement. Instead, the Manager pays BFA for the services provided pursuant to the Amended BFA Sub-Advisory Agreement. The Manager intends to pay a sub-advisory fee to BFA out of the investment advisory and management services fee it collects from each LifePath Fund. Under the Amended BFA Sub-Advisory Agreement, the Manager pays BFA a fee based upon the aggregated average daily net assets of the LifePath Funds. The fee is accrued daily and paid quarterly to BFA by the Manager at the following rates:

On the first $5 billion	0.03% of average daily net assets
On the next $10 billion	0.02% of average daily net assets
On amounts exceeding
$15 billion	0.01% of average daily net assets

Termination of the Amended BFA Sub-Advisory Agreement

The Amended BFA Sub-Advisory Agreement provide that it can be terminated with respect to a LifePath Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the series (as defined in the 1940 Act) or by a vote of the Board, on 60 days’ written notice to the other party. Each agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Evaluation by the Board

At a meeting held on December 12, 2014, all of the Trustees, including the Independent Trustees, voted unanimously to approve the Amended BFA Sub-Advisory Agreement and to recommend that LifePath Fund shareholders vote to approve that Agreement. In connection with that approval and recommendation, the Trustees met with representatives of the Manager and discussed information regarding BFA and its plans on how it proposes to provide an investment advisory program for the LifePath Funds.

In early 2014, the Board had sent to BFA a request for information in connection with its consideration of the existing BFA Sub-Advisory Agreement in which BFA serves as sub-adviser to the Trust’s S&P 500 Index Fund. BFA provided materials to the Board that included responses to that request. The Manager also provided other information that the Manager believed useful in evaluating the Amended BFA Sub-Advisory Agreement, including a report prepared by Strategic Insight, an independent fund tracking organization, relating to the current and projected expenses of the LifePath Funds. In addition, the Board had received and reviewed a memorandum from the independent counsel to the Independent Trustees regarding their responsibilities.

The Board considered the performance of BFA in managing the LifePath Master Portfolios for the one-, three- and five-year periods ended March 31, 2014. The Board considered each LifePath Master Portfolio’s performance compared to its Morningstar Category Average composite. The Manager explained to the Board that the LifePath Master Portfolios’ relative lower allocation to U.S. equity securities hindered the relative performance of the later-dated LifePath Master Portfolios (i.e., the LifePath 2020, 2030, 2040 and 2050 Master Portfolios) over the three- and five-year periods. The Manager noted that the relative performance of the LifePath Retirement Master Portfolio had improved over the three- and five-year periods as a result of the performance of that Portfolio’s fixed-income securities. The Board deemed the performance of the LifePath Master Portfolios relevant because BFA will sub-advise the LifePath Funds in a manner similar to how BFA provides advisory services to the LifePath Master Portfolios.

The Board next considered the services that BFA proposes to provide to the LifePath Funds. The Board considered the fact that BFA has agreed to make available detailed analytics on the LifePath Funds for due diligence review, along with access to investment personnel. The Board next considered the general reputation, financial resources and business activities of BFA. After considering this information, the Board concluded that BFA had sufficient resources and expertise to capably sub-advise the LifePath Funds.

The Board next considered the costs of the services BFA proposes to provide to the LifePath Funds. The Board first considered the Manager’s statement that BFA’s proposed sub-advisory fees were competitive. The Board concluded that BFA’s proposed fees were competitive and would be in the best interests of shareholders.

The Trustees next considered BFA’s legal and compliance infrastructure, including how BFA complies with regulatory requirements and concluded that BFA’s compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the LifePath Funds’ prospectus limitations and other applicable regulatory requirements.

The Trustees next considered BFA’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the LifePath Funds, and those brokers’ and dealers’ provision of brokerage and research services to BFA. The Trustees also considered BFA’s soft dollar practices. The Trustees concluded that each of those practices appeared to be consistent with regulatory requirements.

The Trustees next considered the lack of any compensation that would be paid directly by the LifePath Funds to affiliates of BFA as a result of the revised relationship (other than potentially utilizing an affiliated broker-dealer of BFA to execute the LifePath Funds’ trades), and concluded that the lack of any ancillary, or so-called “fallout” benefits would enable BFA to manage the assets of the LifePath Funds in a manner that appeared to be free of conflicts of interest. However, the Board extensively considered the fact that he underlying funds would generally be comprised exclusively of “iShares,” which are exchange-traded funds that are advised by an affiliate of BFA. Management had advised the Board of BFA’s intention to use iShares, and had indicated that BFA’s willingness to serve as investment sub-adviser of the LifePath Funds was predicated on this exclusive use. The Board also noted that the “LifePath” label is owned by BlackRock, and that the services BFA provides to the LifePath Funds include a substantial amount of value-added services, including establishing the asset allocation for each LifePath Fund, determining each Fund’s glidepath towards retirement, and other services. The Board also requested that the Manager monitor whether the exclusive use of iShares for each LifePath Fund was appropriate under the circumstances. Based upon all these considerations, the Board determined that the indirect ancillary benefits that BFA would receive in using iShares exclusively was not sufficiently high to preclude the Board’s recommendation to shareholders that they approve the sub-advisory agreement.

The Board next discussed the extent to which economies of scale will be realized as each LifePath Fund grows and whether each LifePath Fund’s fee levels reflect economies of scale for the benefit of LifePath Fund shareholders. The Manager explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Investment Advisory and Management Services Agreement between the Trust and the Manager (the “Advisory Agreement”) includes breakpoints for each LifePath Fund and that the Amended BFA Sub-Advisory Agreement also includes breakpoints for the sub-advisory fee paid by the Manager to BFA. The Board considered that these breakpoints can lead to economies of scale for LifePath Fund shareholders as assets increase. The Board also did not take into account the projected profits of BFA for acting as sub-adviser to the LifePath Funds, because the proposed relationship had not yet commenced and it would be difficult to project those profits.

In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Amended BFA Sub-Advisory Agreement. The Board agreed to recommend that the Fund’s shareholders vote to approve the BFA Sub-Advisory Agreement.

In the event that the shareholders of each Affected Fund do not approve the Amended BFA Sub-Advisory Agreement, the Board will consider what alternatives may then be available, such as continuing to invest the assets of the LifePath Funds into the LifePath Master Portfolios.

Vote Required

Approval of Proposal 3 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

Additional Information about the Manager

The existing Advisory Agreement between the Manager and the Trust is dated March 28, 2012. At its regular meeting held on June 13, 2014, the Trust’s Board approved the continuation of the existing Advisory Contract through June 30, 2015.

The Sub-Advisory Agreement between the Trust, the Manager and BFA with respect to the State Farm S&P 500 Index Fund is dated April 25, 2012. At its regular meeting held on June 13, 2014, the Trust’s Board approved the continuation of this sub-advisory agreement through June 30, 2015.

The following table lists the names and principal occupations of the principal executive officers and each director of the Manager as of January 2015:

Name	Position with the Manager	Principal Occupation
Edward B. Rust, Jr.	President and Director	Chairman of the Board and Chief Executive Officer – State Farm Mutual Automobile Insurance Company

Michael L. Tipsord	Senior Vice President, Treasurer and Director	President, Vice Chairman, Chief Operating Officer and Director – State Farm Mutual Automobile Insurance Company

Joe R. Monk, Jr.	Senior Vice President and Director	Chief Administrative Officer – State Farm Life Insurance Company

Paul J. Smith	Senior Vice President and Director	Executive Vice President and Treasurer – State Farm Mutual Automobile Insurance Company

Joseph Young	Vice President	Vice President Fixed Income – State Farm Mutual Automobile Insurance Company

Mark Mikel	Vice President – Financial and Secretary	Assistant Vice President – State Farm Mutual Automobile Insurance Company

David Grizzle	Chief Compliance Officer and Assistant Secretary-Treasurer	Chief Compliance Officer and Assistant Secretary-Treasurer – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust

Rand Harbert	Director	Vice Chairman and Chief Agency Marketing Officer – State Farm Mutual Automobile Insurance Company

Dick Paul	Vice President	Vice President – Life/Health/Mutual Funds – State Farm Mutual Automobile Insurance Company

The address of the Manager and its directors and principal executive officers listed above is Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

Michael L. Tipsord, Joe R. Monk, Jr., Paul J. Smith, Joseph Young, Mark Mikel, Dick Paul and David Grizzle all are officers of the Trust.

Additional Information about BFA

BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BITC”) and an indirect subsidiary of BlackRock, Inc. BITC’s address is 400 Howard Street, San Francisco, California 94105. The following table lists the names and principal occupations of the principal executive officers and each director of BFA:

Name	Position with BFA	Principal Occupation	Individual’s Address
Charles Choon Sik Park	Chief Compliance Officer	Managing Director,	400 Howard Street
		BlackRock, Inc.	San Francisco, CA 94105
United States
Laurence Douglas Fink	Chief Executive Officer &	Chief Executive Officer,	55 East 52nd Street
	Chairman	BlackRock, Inc.	New York, NY 10055
United States
Robert Steven Kapito	President & Director	President, BlackRock, Inc.	55 East 52nd Street
New York, NY 10055
United States
Charles Shaul Hallac	Co-President	Co-President, BlackRock,	55 East 52nd Street
		Inc.	New York, NY 10055
United States
Daniel R. Waltcher	Secretary	Managing Director,	40 East 52nd Street
		BlackRock, Inc.	New York, NY 10022
United States
Matthew J. Mallow	General Counsel	Senior Managing Director,	40 East 52nd Street
		BlackRock, Inc.	New York, NY 10022
United States
Joseph Feliciani Jr.	Chief Financial Officer	Managing Director,	40 East 52nd Street
		BlackRock, Inc.	New York, NY 10022
United States
Robert Lawrence	Chief Operating Officer	Senior Managing Director,	55 East 52nd Street
Goldstein		BlackRock, Inc.	New York, NY 10055
United States

BFA acts as adviser for the following mutual funds having similar investment objectives to the LifePath Funds. In connection with providing investment advisory services to the funds listed above, BFA has agreed to waive fees as described under the heading of “Contractual Waiver.”

	Investment		Net Assets as
Name of	Advisory Fee		of December 31,
Fund	Rate	Contractual Waiver	2014
LifePath Index Portfolios (Retirement, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055)	0.05%	The adviser to the fund has agreed to limit operating expenses (excluding certain items) as a percentage of average daily net assets to 1.35% (for Investor A Shares), 1.10% (for Institutional Shares) and 1.05% (for K Shares) until May 1, 2024. Additionally, the adviser to the fund has agreed to limit operating expenses (excluding certain items) as a percentage of average daily net assets to 0.35% (for Investor A Shares), 0.10% (for Institutional Shares) and 0.05% (for K Shares) until May 1, 2015.	$4,131,085,766
LifePath Portfolios (Retirement, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055)	0.35%	The adviser to the fund has agreed to waive its management fee for each fund at the Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”), the administrator for the LifePath Portfolios, from each investment company in which the Master Portfolios invest through April 30, 2015.	$9,874,009,678
LifePath Active Portfolios (Retirement, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055)	0.00%	The adviser to the fund has agreed to limit operating expenses (excluding certain items) as a percentage of average daily net assets to 1.35% (for Investor A Shares), 1.10% (for Institutional Shares), 1.59% (for Class R Shares) and 1.00% (for Class K Shares) until March 1, 2025. Additionally, the adviser to the fund has agreed to limit operating expenses (excluding certain items) as a percentage of average daily net assets to 0.35% (for Investor A Shares), 0.10% (for Institutional Shares), 0.59% (for Class R Shares) and 0.00% (for Class K Shares) until March 1, 2016.	$188,718,203

The Trust’s distributor is State Farm VP Management Corp., which is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Board unanimously recommends that shareholders of the LifePath 2020 – 2040 Funds vote “FOR” Proposal 3.

OTHER BUSINESS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the named proxies the discretionary authority to vote matters in accordance with their best judgment.

OTHER INFORMATION

Independent Registered Public Accountant for the Trust. PricewaterhouseCoopers, LLP (“PWC”) serves as the independent registered public accountant (“Independent Auditor”) of the Trust for the Trust’s fiscal year ending December 31, 2015. In its capacity as the Independent Auditor of the Trust, PWC audits each Fund's financial statements and reviews each Fund's federal and state annual income tax returns. PWC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of PWC are not expected to be present at the Meeting.

PwC's Fees and Services. The following information relates to the services PWC provided to the Trust during the periods indicated:

(a)	Audit Fees
Billed to the Trust for fiscal year ending December 31, 2014: $ 489,611 Billed to the Trust for fiscal year ending December 31, 2013: $ 475,139

The audit fees for December 31, 2014 are based on amounts billed and expected to be billed to Trust by the Trust’s independent registered public accountant and include an estimated amount from the Trust’s independent registered public accountant for the out-of-pocket expenses it expects to bill to Trust for that time period.

(b)	Audit-Related Fees
Billed to the Trust for fiscal year ending December 31, 2014: $ 0 Billed to the Trust for fiscal year ending December 31, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X: Billed for fiscal year ending December 31, 2014: $ 0 Billed for fiscal year ending December 31, 2013: $ 5,625

The nature of the services comprising the fees disclosed under this category: The audit-related fees for fiscal year ending December 31, 2013 were billed to the Trust's administrator, State Farm Investment Management Corp., by the Trust’s independent registered public accountant. These fees related to the performance of a review of the accounting services transition related to the State Farm S&P 500 Index Fund's investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

(c)	Tax Fees
Billed to the Trust for fiscal year ending December 31, 2014: $ 86,893 Billed to the Trust for fiscal year ending December 31, 2013: $ 81,850

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the Trust’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Trust’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the Trust’s tax returns (federal, state, and excise), a review of income tax and excise tax positions, issues and tax accounting methods with respect to the Trust. For the fiscal year ending December 31, 2014, the fees also include tax services to assist the Trust’s Tax Advantaged Bond Fund series obtain a change in a tax accounting method. The amount billed by the Trust’s principal accountant for assisting with changing the State Farm Tax Advantaged Bond Fund’s tax accounting method was $7,063, which was paid by the Trust’s investment adviser, State Farm Investment Management Corp.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
              Billed for fiscal year ending December 31, 2014:     $ 0
              Billed for fiscal year ending December 31, 2013:     $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
Billed to the Trust for fiscal year ending December 31, 2014: $ 0 Billed to the Trust for fiscal year ending December 31, 2013: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
              Billed for fiscal year ending December 31, 2014:     $ 15,800
              Billed for fiscal year ending December 31, 2013:     $ 20,600

The nature of the services comprising the fees disclosed under this category:

The fees were billed to the Trust’s transfer agent, State Farm Investment Management Corp., by the Trust’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the Trust’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the Trust’s independent registered public accountant.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

	-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

	-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

	a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

	b.	the services were not recognized by management at the time of the engagement as non-audit services; and

	c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Trust is waived, if:

	a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of above that were rendered to the Trust and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	not applicable	0%	not applicable
Fiscal year ending December 31, 2013:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	100%	0%	100%
Fiscal year ending December 31, 2013:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Trust’s independent registered public accountants for services rendered to registrant:

              Fiscal year ending December 31, 2014:     $ 86,893
              Fiscal year ending December 31, 2013:     $ 81,850

Aggregate non-audit fees billed by the Trust’s independent registered public accountants for services rendered to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):
              Fiscal year ending December 31, 2014:     $ 15,800
              Fiscal year ending December 31, 2013:     $ 20,600

Aggregate non-audit fees billed by the Trust's independent registered public accountants for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
              Fiscal year ending December 31, 2014:     $ 0
              Fiscal year ending December 31, 2013:     $ 0

Householding of Proxy Statements. Only one copy of this Proxy Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001, if you:

●	Do not want the mailing of proxy statements to be combined with those of other members of your household,
●	Need additional copies of this proxy statement, or
●	Have received multiple copies of this proxy statement and you prefer to only receive one copy of proxy statements in the future.

Other Information. The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware on January 8, 2000. Shares of each Fund are sold in a continuous offering through registered representatives of Management Corp.

Voting Requirements. Shareholders may vote on the Proposals. You have the right to cast one vote for each dollar of net asset value represented by your shares. No shares have cumulative voting rights. With respect to Proposal 1 requesting shareholders to elect a Board of Trustees, the nine individuals who receive the most votes will be elected as trustees of the Trust. With respect to Proposals 2- 3, the voting requirements for each proposal are discussed in the proposal above.

You may vote your shares in one of three different ways:

●	By Mail. Sign and return the enclosed proxy card.
●	By Telephone. Call toll-free 1-800-337-3503 and follow the recorded directions. Have your 14 digit Control Number from your proxy card nearby.
●	By Internet. Go to www.proxy-direct.com and follow the on-screen directions. Have your 14 digit Control Number from your proxy card nearby.

Do not mail your Proxy Card when you vote by phone or Internet. If you properly vote your proxy and return it on time, your shares will be voted as you instruct, and as the persons named in the proxy determine on any other business that comes before the Meeting. If you properly vote your proxy card, but don’t make any instructions about how your shares should be voted, your shares will be voted FOR each applicable Proposal. You may revoke your proxy at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

Record Date. The Board has fixed the close of business on February 12, 2015, as the record date for determining holders of the Trust’s shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding [ ] shares of the Trust.

Reports to Shareholders. Each shareholder has received the Trust’s annual report to shareholders for the fiscal year ended December 31, 2013 and the Trust’s semi-annual report to shareholders for the period ending June 30, 2014. If you would like another copy of the annual report and the most recent semi-annual report succeeding the annual report, please write to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001 or telephone 1-800-447-4930. The report will be sent to you without charge.

Quorum and Adjournment. A quorum of shareholders is required to take action at the Meeting. At least 30 percent of the outstanding shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting for purposes of voting on Proposal 1. Proposals 2- 3 require approval by a majority of the outstanding shares of certain Funds, so these Proposals will require a higher quorum. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of the proposal have been received to approve it, the Manager and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of shares of the Trust present (in person or by proxy) at the session of the meeting to be adjourned. Except in the case of shareholders who have voted their shares to abstain from voting, the persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Trust’s shareholders.

Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality or a majority vote. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Trust. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of the Manager or its affiliates, who will not be separately compensated therefore. Computershare Fund Services has been engaged to assist in the solicitation of proxies for estimated fees of $1,034,140 plus reasonable expenses.

Proposals of Shareholders. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the 1940 Act requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the 1940 Act. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

Investment Adviser and Distributor. The Manager serves as the investment adviser and administrator to the Trust. Subject to the supervision of the Board, the Manager is responsible for overseeing the day to day administration, operations and business affairs of the Trust. Management Corp. serves as the distributor to the Trust. The principal office of the Manager and Management Corp. is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager and Management Corp. are wholly-owned subsidiaries of Auto Company.

Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

For the Board of Trustees
Mark Mikel
Secretary
State Farm Mutual Fund Trust

Appendix A

State Farm Associates’ Funds Trust
State Farm Variable Product Trust
State Farm Mutual Fund Trust
Charter of the Audit Committee

State Farm Associates’ Funds Trust
State Farm Variable Product Trust
State Farm Mutual Fund Trust

Amended and Restated Audit Committee Charter
(adopted by the Boards of Trustees on June 17, 2011 and as amended and restated March 15, 2013)

I. Purpose

The Audit Committee (the “Committee”) is a joint committee of the Boards of Trustees (collectively, the “Board”) of State Farm Associates’ Funds Trust, State Farm Variable Product Trust, and State Farm Mutual Fund Trust (each a “Trust”, and collectively, the “Trusts”). The purpose of the Committee is to select the Trusts’ independent registered public accountants and to act as liaison between the Trust’s independent registered public accountants and the full Boards and to perform the following activities on behalf of the Trusts and each of their series (each, a “Fund,” and collectively, the “Funds”):

A.	to oversee the Trusts’ accounting and financial reporting policies and practices, their internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

B.	to oversee the quality and objectivity of the financial statements of each Fund and the independent audit thereof;

C.	pre-approve the scope of the audit and non-audit services the Trusts’ independent registered public accountants provide to the Trusts and the scope of the non-audit services the Trusts’ independent registered public accountants provide to State Farm Investment Management Corp. (“SFIMC”) or its affiliates, and in connection therewith, review and evaluate the independent auditor’s qualifications, independence and performance; and

D.	consider such other matters as the Board reasonably shall assign to the Committee from time to time.

Although the Committee has the responsibilities set forth in this charter, it is not the duty of the Committee: (a) to plan or conduct audits; (b) to determine that the financial statements of the Funds are complete, accurate and prepared in accordance with generally accepted accounting principles; (c) to conduct investigations; (d) to resolve disagreements, if any, between management and the independent registered public accountants; nor (e) to assure compliance with laws, regulations or policies of the Trusts.

In carrying out the Committee’s responsibilities, a member of the Committee shall be entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, if prepared and presented by: (1) one or more officers of a Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

The Committee’s function is oversight. Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls. The Trusts’ independent registered public accountant is responsible for planning and carrying out a proper audit.

II. Committee Membership

A.	Number. The Committee shall be comprised of at least three members of the Board. Each member of the Committee: (i) shall be a member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940 or any entity with which SFIMC has entered into a sub-advisory agreement (each, together with SFIMC, an “adviser”); (ii) is free of any relationship with the management of the Trust or with SFIMC, that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) is not a former officer or director of an Adviser or its affiliates; (iv) complies with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder[1], and (v) is not a close family member[2] of an employee or officer of an Adviser.

B.	Qualifications. The Board, in its business judgment, shall determine (i) that, based upon each member’s employment history, experience, training, academic background and other relevant factors, each member of the Committee is financially literate such that each member has a general understanding of financial issues and (ii) whether any member qualifies as an “audit committee financial expert”. The designation of a Committee member as an audit committee financial expert shall be based on a finding by the Board that the Committee member has the attributes of an audit committee financial expert set forth in Form N-CSR, Item 3, and has acquired those attributes through the education or experience prescribed therein. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or liabilities that are greater than the duties and liabilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or liabilities of any other member of the Committee or the Board. The Committee is not required to have an audit committee financial expert. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trust.
____________________

[1]	Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from and adviser or any subsidiary thereof, other than in the member’s capacity as a member of the Board and any Board committee.
[2]	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

C.	Chairperson. Unless the Board appoints a Chair of the Committee, the Committee shall appoint a Chair.

D.	Compensation. No Committee member shall receive any compensation from the Trust, except for service as a Committee member or Trustee.

E.	Selection and Removal. Members of the Committee shall be appointed by the Board. By a majority vote, the Board may remove or replace members of the Committee for any reason at any time.

III. Procedures

The Committee shall:

A.	meet as often as it determines is appropriate to carry out its responsibilities under this Charter. Meetings may be called by the Chair of the Committee or by a majority of the Committee members. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee;

B.	review this charter annually and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Trust’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

IV. Responsibilities

The Committee will:

A.	Selection and Termination of Independent Registered Public Accountants. Approve, and recommend to the Board, the selection, retention or termination of the independent registered public accountants of each Trust, and review the independent registered public accountants’ fees to determine whether those fees appear to be appropriate for the services rendered.

	1.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

		a.	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

		b.	the independent registered public accountants shall report directly to the Committee.

	2.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in Section IV.A.2.c below) to a Trust, or to SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

		a.	Pre-approval of non-audit services for a Trust is waived, if:

(1) the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

(2) the services were not recognized by management at the time of the engagement as non-audit services; and

	(3)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

b.	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

	(1)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

	(2)	the services were not recognized by management at the time of the engagement as non-audit services; and

	(3)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for any Trust:

	(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

	(2)	financial information systems design and implementation;

	(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

	(4)	actuarial services;

	(5)	internal audit outsourcing services;

	(6)	management functions or human resources;

	(7)	broker or dealer, investment adviser, or investment banking services;

	(8)	legal services and expert services unrelated to the audit; and

	(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

B.	Scope of Audit. Meet with the independent registered public accountants and management of the Trust to review the scope of the proposed audit for the current year and the audit procedures to be performed. Review any significant changes to the scope of the annual audit or any special audit as previously approved by the Committee.

C.	Meeting with the Independent Registered Public Accountants. Meet with the independent registered public accountants, including private meetings, as necessary to:

	1.	Discuss any matter of concern relating to the financial statements of a Fund, including any adjustment to such statements recommended by the independent registered public accountants, or other results of the audits.

	2.	Consider the independent registered public accountants’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto and the competence and adequacy of the internal accounting staff.

	3.	Review the independent registered public accountants’ reports describing (i) the Funds’ critical accounting policies and practices used in the audit, (ii) the details of any alternative treatment of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatment, and the treatment preferred by the independent registered public accountants, and (iii) all material written communications between the independent registered public accountants and management.

	4.	Obtain confirmation that nothing has come to the attention of the independent registered public accountants to cause them to believe that any disclosure required to be made in the financial statements has not been made.

	5.	Review reports of the independent registered public accountants for the Funds’ custodian and transfer agent regarding the internal accounting controls of those service providers.

	6.	Discuss any difficulty the independent registered public accountants encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

	7.	Discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accountants to the Funds.

D.	Meeting with Management. Meet separately with management of the Trust, as necessary, to:

	1.	Obtain confirmation that all required disclosures in the Trust’s financial statements have been made.

	2.	Obtain confirmation regarding the Trust’s continued qualification as a regulated investment company under the Internal Revenue Code and its status regarding federal excise taxes.

	3.	Discuss management’s assessment of the independent registered public accountants.

	4.	Report its activities and make such recommendations as the Committee may consider necessary or appropriate.

	5.	Inquire of the Trust’s chief executive officer and chief financial officer as to the existence of any significant deficiency or material weakness in the design or operation of internal controls over financial reporting, as well as the Trust’s disclosure controls and procedures, that is reasonably likely to affect adversely the Trust’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or a service provider that has a significant role in the Trust’s internal controls over financial reporting.

	6.	Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

	7.	Discuss (including with any relevant service providers) the semi-annual financial statements at the next committee meeting following their issuance.

	8.	Discuss other matters that fall within the purview of the Committee.

E.	Qualifications and Independence of Independent Registered Public Accountants. Receive and consider the independent registered public accountants’ specific representations as to their independence, organization, experience and material changes in their personnel. Obtain an annual formal written statement from the independent registered public accountants describing:

	1.	The independent registered public accountants’ internal quality-controls procedures;

	2.	Any material issues raised by the most recent internal quality-controls review, or peer review, of the independent registered public accountants, or by any inquiry or investigation by governmental, self-regulatory or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accountants, and any steps taken to deal with any such issues; and

	3.	All relationships between the independent registered public accountants and the Trust or SFIMC or its affiliates (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the committee).

F.	Internal Controls of Custodians. Review with the independent registered public accountants and management of the Trust the adequacy and effectiveness of internal controls of the Trusts’ custodian(s), including significant comments on such controls by auditors of the custodian(s).

G.	Legal and Regulatory Developments. Review legal and regulatory matters brought to the Committee’s attention that may have a material effect on the financial statements of a Fund, the related compliance policies and programs of a Trust, any inspection or compliance report submitted by a regulator to the Trust or to an Adviser and any response to such report.

H.	Former Employees. Establish policies for hiring employees or former employees of the independent registered public accountants by the Trust or SFIMC, or any entity in a control relationship with the Trust or SFIMC.

I.	Additional Authority. Establish procedures for the receipt, retention and treatment of complaints received by the Trust or SFIMC regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by any employee of the Trust or SFIMC and its affiliates of concerns regarding questionable accounting or auditing matters.

Appendix B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into this____ day of_____________, 2015, by and among STATE FARM MUTUAL FUND TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BLACKROCK FUND ADVISORS (the “Sub-Adviser”) to be effective as of _____________________, 2015.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 20, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established fifteen separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render management and investment advisory services to each Fund;

WHEREAS, the Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to a certain Fund in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1
Employment of Sub-Adviser

1.1 The Adviser hereby employs the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the following Funds of the Trust: (i) the State Farm S&P 500 Index Fund, (ii) the State Farm LifePath Retirement Fund, (iii) the State Farm LifePath 2020 Fund, (iv) the State Farm LifePath 2030 Fund, (v) the State Farm LifePath 2040 Fund, and (vi) the State Farm LifePath 2050 Fund (each a “Sub-Advised Fund” and together the “Sub-Advised Funds”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth.

1.2 The Sub-Adviser accepts such employment and agrees during such period at its own expense to render the services set forth herein, or to arrange for such services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. All services are to be furnished by directors, officers or employees of the Sub-Advisor or its affiliates in accordance with applicable law as the Sub-Advisor deems appropriate in order to fulfill its obligations hereunder.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of a Sub-Advised Fund’s investments, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Funds or the Adviser except as otherwise imposed by law or by this agreement.

ARTICLE 2
Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Funds with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Funds. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Sub-Advised Funds as set forth in the Registration Statement;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Funds for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for the Sub-Advised Funds, including making and carrying out day-today decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Funds, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Funds including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Funds as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Funds;

(vii) assist in determining each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio transaction no later than the close of the next business day following such transaction.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its best efforts to ensure that the Sub-Advised Funds continuously qualify as Regulated Investment Companies under Subchapter M of the Code or any successor provision. The Sub-Adviser also represents that, in performing investment advisory services for the sub-advised Funds, the Sub-Adviser shall use its best efforts to ensure that the Sub-Advised Funds comply with all exemption requirements under Regulation 4 point 5 pursuant to the Commodity Exchange Act and all other compliance matters as required by the Commodity Futures Trading Commission. Except as instructed by the Board, the Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to a Sub-Advised Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Funds with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Sub-Advised Funds as to deliveries of securities and payments of cash for the accounts of the Sub-Advised Funds. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Funds, the Sub-Adviser is directed at all times to seek to obtain best execution and price. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best price and execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Funds and its other clients and that the total commissions paid by the Sub-Advised Funds will be reasonable in relation to the benefits to the Sub-Advised Funds over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(f) Nothing in this agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by a Sub-Advised Fund and other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: (i) the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including a Sub-Advised Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Sub-Adviser’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and approved by the Board. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for a Sub-Advised Fund.

(g) Notwithstanding any other provisions of this agreement, the Sub-Adviser will not consult with any other subadviser to the Funds or any subadviser to any other portfolio of the Funds or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Sub-Advised Fund in securities or other assets, except to the extent necessary to ensure the Funds’ compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to the Sub-Advised Funds, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement, provided, however, that the Sub-Adviser’s duty under this agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

ARTICLE 3
Compensation of the Sub-Adviser

3.1 (a) S&P 500 Index Fund: For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each of the Trust’s fiscal quarters within three business days of the last day of each such quarter a fee equal to the following percentages of the S&P 500 Index Fund's average daily net assets during the quarter:

●	0.03% on the first $500 million,
●	0.02% on the next $250 million, and
●	0.01% for average daily net assets above $750 million.

In determining the application of these breakpoints, the assets of the S&P 500 Index Fund shall be combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust so long as the Sub-Adviser remains the sub-adviser to each fund. If the fee for the S&P 500 Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, the Adviser shall pay the Sub-Adviser a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

(b) State Farm LifePath Funds: For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each of the Trust’s fiscal quarters within three business days of the last day of each such quarter a fee equal to the following percentages of the aggregated average daily net assets of the (i) State Farm LifePath Retirement Fund, (ii) State Farm LifePath 2020 Fund, (iii) State Farm LifePath 2030 Fund, (iv) State Farm LifePath 2040 Fund, and (v) the State Farm LifePath 2050 Fund (together the “LifePath Funds”):

●	0.03% on the first $5 billion of assets,
●	0.02% on the next $10 billion of assets, and
●	0.01% on amounts exceeding $15 billion.

If the Sub-Adviser becomes the sub-adviser to other funds with a similar investment objective to the LifePath Funds and which are advised by the Adviser (“New Funds”), the aggregate average daily net assets of the New Funds shall be included in the schedule above for purposes of determining the sub-advisory fee payable to the Sub-Adviser.

The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or a Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this agreement.

(c) During the term of this agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations as set forth in Article 3.1, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of a Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4
Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust, a Sub-Advised Fund or its shareholders in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(c) of this agreement.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Funds, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

4.3 Indemnification. Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this agreement, the Adviser shall indemnify the Sub-Adviser to the fullest extent permitted by law against any and all loss and expenses, including attorneys’ fees, incurred by the Sub-Adviser to the extent resulting, in whole or in part, from any acts, or failures to act, of the Adviser or any affiliate of the Adviser, or any employee or agent of the Adviser or any of its affiliates, in connection with the marketing and distribution of the Shares, except to the extent such loss or expense arises solely from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement, (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(c) of this agreement.

ARTICLE 5
Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Funds’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Funds are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6
Duration and Termination of this Agreement

6.1 Effective Date and Term. This agreement shall become effective[ ]. The agreement shall continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Funds at least annually by: (i) the Board, or by the vote of a majority of a Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of a Sub-Advised Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

ARTICLE 7
Amendments to this Agreement

7.1 This agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of a Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval (unless, in the case of (i), the Trust receives an order of the SEC or “no-action” letter permitting it to modify the agreement without such vote).

ARTICLE 8
Notices

8.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

State Farm Mutual Fund Trust
One State Farm Plaza
Bloomington, Illinois 61710-0001
Attn: Secretary

If to the Adviser:

State Farm Investment Management Corp.
One State Farm Plaza
Bloomington, Illinois 61710-0001
Attn: Secretary

If to the Sub-Adviser:

BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94015
Attn: Mutual Fund Administration

ARTICLE 9
Use of Name

9.1 The Adviser and the Trust acknowledge and agree that the names “BlackRock” and “BlackRock Fund Advisors” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

9.2 The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 10
Miscellaneous Provisions

10.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of a Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of a Sub-Advised Fund.

10.2 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

(b) This agreement shall be subject to the provisions of the 1940 Act and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.3 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

10.9 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Paul J. Smith

Title: Senior Vice President

STATE FARM MUTUAL FUND TRUST

By:
Michael L. Tipsord

Title: President

BLACKROCK FUND ADVISORS

By:

Title: Managing Director

YOUR VOTE IS IMPORTANT!
UNLESS VOTING BY TELEPHONE OR INTERNET,
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
Your Proxy Vote is important!
And now you can Vote your Proxy
on the PHONE or the INTERNET.
It saves Money! Telephone and
Internet voting saves postage costs.
Savings which can help minimize
expenses.
It saves Time! Telephone and
Internet voting is instantaneous—
24 hours a day.
It’s Easy! Just follow these simple
steps:
1. Read your proxy statement and
have it at hand.
2. Call toll-free 1-800-337-3503 or go
to website: www.proxy-direct.com
3. Follow the recorded or on-
screen directions.
4. Do not mail your Proxy Card
when you vote by phone or
Internet.

PROXY	STATE FARM MUTUAL FUND TRUST	PROXY
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2015

The undersigned hereby appoints Joe R. Monk, Jr. and Paul J. Smith, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of State Farm Mutual Fund Trust to be held on June 12, 2015, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR each applicable proposal set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgment on any other business that may properly come before the meeting.

Vote via the Internet: www.proxy-direct.com
Vote via the Telephone: 1-800-337-3503
Control Number:

Date: , 2015

Signature(s)

NOTE: Please vote by signing exactly as your name(s) appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign. Then return your proxy in the enclosed envelope!

Portfolio	Number of Shares
Equity Fund	XXXX
Small Cap Equity Fund	XXXX
International Equity Fund	XXXX
S&P 500 Index Fund	XXXX
Small Cap Index Fund	XXXX
International Index Fund	XXXX
Equity and Bond Fund	XXXX
Bond Fund	XXXX
Tax Advantaged Bond Fund	XXXX
Money Market Fund	XXXX
LifePath Retirement Fund	XXXX
LifePath 2020 Fund	XXXX
LifePath 2030 Fund	XXXX
LifePath 2040 Fund	XXXX
LifePath 2050 Fund	XXXX

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. IF NO SPECIFICATION IS MADE AS TO ANY APPLICABLE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposal set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE To vote your shares FOR the applicable Proposals, mark this box ☐. (No other vote is necessary.)

Proposal 1: Elect new Board of Trustees

FOR
		FOR	WITHHOLD	ALL
		ALL	ALL	EXCEPT

01	Joe R. Monk, Jr.	□	□	□
02	Paul J. Smith
03	Thomas M. Mengler
04	James A. Shirk
05	Diane L. Wallace
06	Victor J. Boschini
07	David L. Vance
08	Alan R. Latshaw
09	Anita M. Nagler

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

Proposal 2: Approve manager of managers structure for the Fund:

	For	Against	Abstain

LifePath 2020 Fund	□	□	□
LifePath 2030 Fund	□	□	□
LifePath 2040 Fund	□	□	□

Proposal 3: Approve the Amended BFA Sub-Advisory Agreement appointing BFA as the sub-adviser to the Fund.

	For	Against	Abstain

LifePath 2020 Fund	□	□	□
LifePath 2030 Fund	□	□	□
LifePath 2040 Fund	□	□	□

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE